UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Matson, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

March 10, 2025

To the Shareholders of Matson, Inc.:

You are invited to attend the 2025 Annual Meeting of Shareholders of Matson, Inc. (“Matson” or the “Company”), to be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 24, 2025 at 8:30 a.m., Hawaii Standard Time.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. On or around March 10, 2025, we expect to distribute to our shareholders either (i) a copy of our Proxy Statement, the accompanying proxy card and our annual report or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only. The Notice contains instructions for how to access our Proxy Statement and annual report over the Internet and how to request a paper copy of the Proxy Statement and annual report.

Your vote is important – no matter how many or how few shares you may own. Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and vote as soon as possible in order to ensure your representation at the Annual Meeting. You may vote via the Internet or, if you receive printed proxy materials, by telephone or by mailing a proxy card. Instructions for Internet and telephone voting are included in your proxy card and the Proxy Statement (if you receive your materials by mail). Any shareholder attending the Annual Meeting may vote at the meeting even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,

MATTHEW J. COX Chairman and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 24, 2025 at 8:30 a.m., Hawaii Standard Time, to:

1.	Elect the seven director nominees named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	Approve, on an advisory basis, executive compensation;
3.	Approve the Matson, Inc. 2025 Incentive Compensation Plan;
4.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2025; and
5.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 21, 2025 as the record date for the meeting. Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. Shareholders who plan to attend the Annual Meeting will be required at the meeting to present an admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY TELEPHONE OR BY MAILING THE PROXY CARD.

By Order of the Board of Directors,

RACHEL C. LEE Vice President and Corporate Secretary
March 10, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2025
The Notice of Annual Meeting of Shareholders, Proxy Statement and the
Annual Report to Shareholders are available at www.proxyvote.com.

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information, we encourage you to review the entire Proxy Statement and Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Annual Meeting of Shareholders

● Date and Time:	April 24, 2025 at 8:30 a.m. (HST)
● Place:	1411 Sand Island Parkway, Honolulu, Hawaii 96819
● Record Date:	February 21, 2025
● Attendance:

All shareholders may attend the meeting. At the entrance to the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

● Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Vote at www.proxyvote.com	Vote by Calling 1-800-690-6903	Vote by Mail	Vote in Person

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Election of seven director nominees	FOR	1
Advisory approval of our executive compensation	FOR	49
Approval of the Matson, Inc. 2025 Incentive Compensation Plan	FOR	51
Ratification of appointment of Deloitte & Touche LLP (“Deloitte”) as our independent auditors	FOR	65

Director Nominees

We are asking you to vote “FOR” all of the director nominees listed below. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Matthew J. Cox, Chairman and Chief Executive Officer of Matson, Inc.	63	2012	−	● Chairman of the Board

i

Matson, Inc. | 2025 Proxy Statement

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Stanley M. Kuriyama, retired Chairman and Chief Executive Officer of Alexander & Baldwin, Inc.	71	2016	✓	● Lead Independent Director
Meredith J. Ching, Executive Vice President, External Affairs of Alexander & Baldwin, Inc.	68	2020	✓	● Compensation ● Nominating
Mark H. Fukunaga, Executive Chairman and former Chief Executive Officer of Servco Pacific Inc.	69	2018	✓	● Audit ● Compensation (Chair)
Constance H. Lau, retired President and Chief Executive Officer of Hawaiian Electric Industries, Inc.	72	2004	✓	● Audit (Chair) ● Nominating
Bradley D. Tilden, retired Chairman and Chief Executive Officer of Alaska Air Group, Inc.	64	2024	✓	● Audit ● Compensation
Jenai S. Wall, Chairman and Chief Executive Officer of Foodland Super Market, Limited	66	2019	✓	● Audit ● Nominating (Chair)

Corporate Governance Highlights

✓
86% of Board is independent (6 of 7 directors)
✓
Commitment to Board diversity
✓
43% of director nominees are women (50% of independent directors) and 71% self-identify as racially or ethnically diverse
✓
Balanced mix of director tenures, with average of 9 years
✓
No director serves on more than 3 public company boards, including Matson
✓
Average director age of 68 years
✓
Annual election of all directors
✓
Plurality plus vote for directors
✓
Board oversight of risk management
✓
Annual shareholder engagement program

✓
Lead Independent Director
✓
Board oversight of succession planning for directors, CEO and senior management
✓
Annual Board and committee self-evaluations
✓
Executive sessions of independent directors
✓
Continuing director education
✓
Strong executive and director stock ownership guidelines
✓
No supermajority voting requirements
✓
Board oversight of sustainability initiatives, cyber/information security, human capital and political spending
✓
Mandatory retirement age for directors (no waivers or exceptions to date)

Board Oversight of Sustainability

Matson’s Board has oversight over key sustainability matters, including Matson’s sustainability strategy and goals; climate risks and opportunities; human capital management; regulatory compliance; cyber/information security; enterprise risk management; and community giving strategy. The Board leverages the expertise of its standing committees on key sustainability-related topics: the Audit Committee oversees Matson’s overall enterprise risk management program, including climate and cyber/information security risks; the Compensation Committee oversees compensation and benefit programs; and the Nominating and Corporate Governance Committee oversees Board governance matters. In 2024, sustainability topics were presented or discussed at every regular Board meeting.

For more information, please see “Proposal 1 – Election of Directors” and “Corporate Governance” in this Proxy Statement, and Matson’s sustainability reports available at www.matson.com/sustainability.

Matson, Inc. | 2025 Proxy Statement

Executive Compensation

We are asking you to vote “FOR”, on an advisory basis, our executive compensation. Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. In 2024, 81% of Mr. Cox’s and approximately 68% of the other NEO’s target total direct compensation were variable and at-risk based on annual and long-term performance.

CEO Target Total Direct Compensation	Other NEO Target Total Direct Compensation

At the 2024 Annual Meeting of Shareholders, our executive compensation program received strong support from shareholders with over 98% voting FOR our say on pay proposal.

Other Compensation Practices

Promote Good Pay Practices	Discourage Bad Pay Practices
✓
Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made
✓
Pay packages for the CEO and NEOs that are in line with the Company’s peer group
✓
Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards
✓
Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR
✓
Minimum vesting periods of three years on all equity awards to senior executives
✓
No-fault clawback policy that applies to all senior management
✓
Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors
✓
Policy prohibiting pledging of Company stock by officers and directors

✘
No employment contracts with any executive officer
✘
No guaranteed bonus payments to executive officers
✘
No bonus payouts that are not tied to performance
✘
No single trigger vesting of equity in change of control
✘
No pension payouts that are not proportional to pension payouts to employees generally
✘
No excessive perquisites
✘
No excessive severance or change in control provisions
✘
No tax reimbursements or gross-ups
✘
No dividends or dividend equivalents paid on unvested Performance Shares
✘
No unreasonable internal pay disparity
✘
No re-pricing or replacing of underwater stock options, without prior shareholder approval
✘
No above-market interest on deferred compensation plans

For more information, please see “Executive Compensation” and “Proposal 2 – Advisory Vote to Approve Executive Compensation” in this Proxy Statement.

Matson, Inc. | 2025 Proxy Statement

Matson, Inc. 2025 Incentive Compensation Plan

We are asking you to vote “FOR” the approval of the Matson, Inc. 2025 Incentive Compensation Plan (the “2025 Plan”). If approved, 1,400,000 shares would be available for issuance under the 2025 Plan, which represents 4.3% of Matson’s outstanding common stock as of February 21, 2025. The 2025 Plan will replace the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”). Upon shareholder approval of the 2025 Plan, no additional awards will be made under the 2016 Plan.

We believe that appropriate equity incentives are important to attract and retain the highest caliber of employees, non-employee directors and other service providers, to link incentive awards to Matson’s performance, to encourage employee and director ownership in Matson, and to align the interests of participants to those of its shareholders. Approval of the 2025 Plan will enable Matson to continue to achieve all of these objectives.

For more information, please see “Proposal 3 – Approval of the Matson, Inc. 2025 Incentive Compensation Plan” in this Proxy Statement.

Auditors

As a matter of good corporate governance, we are asking you to vote “FOR” the ratification of the appointment of Deloitte as our independent auditors for the fiscal year ending December 31, 2025. Following a robust evaluation process that considered the qualifications, independence and performance of Deloitte, the Audit Committee believes that Deloitte is independent and that it is in the best interests of Matson and our shareholders for Deloitte to serve as our independent auditors. The following table summarizes the fees Deloitte billed to us for professional services for 2024 and 2023. The Audit Committee pre-approved all such services.

Fiscal Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2024	2,694,000	0	548,000	0
2023	2,617,000	0	456,000	0

For more information, please see “Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement.

Matson, Inc. | 2025 Proxy Statement

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 24, 2025

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc. (“Matson” or the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Shareholders to be held on Thursday, April 24, 2025 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii. This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 10, 2025, to shareholders of record as of February 21, 2025, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials primarily on the Internet. On or around March 10, 2025, we mailed to our shareholders (other than to certain shareholders, including those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet. If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

Matson, Inc. | 2025 Proxy Statement

Matson, Inc. | 2025 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

The number of directors is currently fixed at seven. Each Director nominee was previously elected by shareholders at last year’s Annual Meeting. If elected, each Director nominee will serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below. The Board of Directors believes that all nominees will be able and willing to serve. However, if any nominee should decline or become unable to serve for any reason, the proxy holder will vote your shares to approve the election of any replacement nominee proposed by the Board of Directors or just for the remaining nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board.

Our Board members have a diverse range of perspectives and are knowledgeable about our businesses and operating markets. Each director contributes to establishing a Board climate of trust and respect, where deliberations are open and constructive. All of the Director nominees are U.S. citizens which helps the Company remain in compliance with the requirements of the Merchant Marine Act of 1920, commonly referred to as the Jones Act. In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominee, which include the factors reflected below:

* This skills matrix represents the diverse skillsets of the seven director nominees being proposed for election. The fact that a particular skill or qualification is not designated does not mean the nominee does not possess that particular attribute.

The following table provides the name, age (as of March 10, 2025) and principal occupation of each person nominated by the Board of Directors, whether they are independent, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies), other public company board directorships, and the skills, qualifications and attributes of each director that led to the conclusion he or she should serve as a director, in light of Matson’s current business and structure.

Matson, Inc. | 2025 Proxy Statement

Matthew J. Cox Chairman and CEO Age: 63 Director Since: 2012
●	Chairman of the Board of Matson since April 2017 and Chief Executive Officer since June 2012;
●	President of Matson from June 2012 to April 2017;
●	Chairman and CEO of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since June 2012;
●	President of MatNav from October 2008 to April 2017; and
●	Director of First Hawaiian, Inc. (Nasdaq:FHB) (bank holding company) (“First Hawaiian”) from April 2016 to April 2022.

Director Qualifications

As a member of Matson’s senior management team for over 23 years and with more than 37 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson and other experience and his involvement in the Hawaii business community and local community organizations.

Stanley M. Kuriyama Independent Lead Independent Director Age: 71 Director Since: 2016
●	Chairman of Alexander & Baldwin, Inc., Honolulu, Hawaii (NYSE:ALEX) (real estate investment trust) (“A&B”) from June 2012 to September 2020; and
●	Chief Executive Officer of A&B from January 2010 to December 2015; Director of A&B from January 2010 through June 2012; and executive Chairman of A&B from January 2016 to December 2016.

Director Qualifications

As the former Chairman and Chief Executive Officer of A&B, Mr. Kuriyama brings to the Board an in-depth knowledge of Hawaii and Matson’s operating markets. From September 2009 to June 2012, he also served as a Director and Chairman of the Board of the Company’s subsidiary, MatNav, prior to the Company’s separation from A&B, and is knowledgeable about all aspects of the Company’s operations. Mr. Kuriyama also has extensive involvement in the Hawaii business community and local community organizations.

Matson, Inc. | 2025 Proxy Statement

Meredith J. Ching Independent Age: 68 Director Since: 2020
●	Executive Vice President, External Affairs of A&B since March 2018;
●	Senior Vice President, Government & Community Relations of A&B from June 2007 to March 2018;
●	Director of Cincinnati Bell Inc. (NYSE:CBB) (telecommunications provider) from July 2018 to September 2021; and
●	Director of Hawaiian Telcom Holdco, Inc. from May 2015 to June 2018.

Director Qualifications

As Executive Vice President of External Affairs at A&B and through her extensive involvement in the Hawaii business community and local community organizations, Ms. Ching brings to the Board deep understanding about Hawaii and Matson’s operating markets. She also has public company board experience via her prior service on the boards of Hawaiian Telcom and Cincinnati Bell.

Mark H. Fukunaga Independent Chair of the Compensation Committee Age: 69 Director Since: 2018
●	Executive Chairman of Servco Pacific Inc., Honolulu, Hawaii (automotive distribution and retailing; musical instruments) (“Servco”) since October 2023; and
●	Chief Executive Officer of Servco from March 1994 to September 2023.

Director Qualifications

As the current Executive Chairman and former Chief Executive Officer of Servco, a company with operations in automotive distribution and retailing, musical instruments and e-learning, and investments in venture capital and private equity, Mr. Fukunaga brings to the Board extensive operating experience, logistics expertise and leadership skills. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. In addition, Mr. Fukunaga has extensive business experience in Asia and the Pacific Rim.

Matson, Inc. | 2025 Proxy Statement

Constance H. Lau Independent Chair of the Audit Committee Age: 72 Director Since: 2004
●	President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc., Honolulu, Hawaii (NYSE:HE) (electric utility/banking) (“HEI”) from May 2006 to December 2021;
●	Chairman of the Board and Director of American Savings Bank, F.S.B. (“American Savings Bank”), a subsidiary of HEI, from May 2006 to December 2021; and
●	Chairman of the Board and Director of Hawaiian Electric Company, Inc. from May 2006 to May 2019.

Director Qualifications

As the former President, Chief Executive Officer and director of HEI, and as the former Chair of the Boards of HEI’s utility and banking subsidiaries, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations. In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert. She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and community organizations.

Bradley D. Tilden Independent Age: 64 Director Since: 2024
●	Executive Chairman of Alaska Air Group, Inc., Seattle, Washington (NYSE:ALK) (airline transportation) (“Alaska Air”) from March 2021 to May 2022;
●	Chairman of Alaska Air from January 2014 to March 2021;
●	Chief Executive Officer of Alaska Air from May 2012 to March 2021;
●	Director of Alaska Air from 2010 to May 2022; and
●	Chairman of the Board, Nordstrom, Inc. (NYSE:JWN) (specialty fashion retailer) since May 2022 and a director since May 2016.

Director Qualifications

As the former Chairman and Chief Executive Officer of Alaska Air, Mr. Tilden brings to the Board deep transportation, strategic planning, financial and leadership expertise. He is knowledgeable about Alaska, the U.S. Pacific Northwest and Matson’s operating markets through his involvement in the local business and community organizations. He also has public company board experience via his service on the board of Nordstrom and prior service on the board of Alaska Air.

Matson, Inc. | 2025 Proxy Statement

Jenai S. Wall Independent Chair of the Nominating and Corporate Governance Committee Age: 66 Director Since: 2019
●	Chairman and Chief Executive Officer of Foodland Super Market, Limited (grocery retailer) (“Foodland”), Food Pantry, Ltd., The Kalama Beach Corporation and Pacific Warehouse, Inc., Honolulu, Hawaii since 1998; and
●	Director of First Hawaiian from August 2018 to April 2022.

Director Qualifications

As Chairman and Chief Executive Officer of Foodland, the largest locally-owned grocery retailer in Hawaii, and other entities in the Sullivan Family of Companies, Ms. Wall brings to the Board experience in managing complex business organizations and real-time logistics expertise. She is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations. She also has public company board experience via her prior service on the board of First Hawaiian.

The Board of Directors recommends that shareholders vote “FOR”
each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors, including every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent” and that committee members satisfy heightened independence standards, as applicable. The Board has reviewed each of its current directors and nominees and has determined that all such individuals, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules. In addition, the Board determined that Thomas B. Fargo, who served as a director for a portion of 2024 and did not stand for re-election at the 2024 Annual Meeting, was independent during the period he served on the Board during 2024. In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers – Certain Relationships and Transactions”.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure to best serve the interests of shareholders. The Board understands that there is no single, generally accepted approach to providing Board leadership. Given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant, and the Board periodically reviews its leadership structure and appropriateness given the needs of the Board and the Company at such time.

Matson, Inc. | 2025 Proxy Statement

The Company’s Bylaws and Corporate Governance Guidelines provide the Board flexibility to determine whether it is in the best interests of the Company and its shareholders to have a combined or separate Chairman of the Board and Chief Executive Officer (“CEO”). The Board has combined the Chairman and CEO roles and the independent directors have designated a Lead Independent Director because it provides unified leadership and accountability in quickly and seamlessly identifying and carrying out the strategic priorities of the Company. With its Lead Independent Director, this governance structure also provides a form of leadership that allows the Board to function independently from management and exercise objective judgment regarding management’s performance, and enables the Board to fulfill its duties effectively and efficiently. The Lead Independent Director has significant responsibilities, which are set forth in the Company’s Corporate Governance Guidelines, including:

●	Consults with the Chairman on agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, including risk-focused topics;
●	Consults with the Chairman on information sent to the Board;
●	Facilitates the process for the Board’s self-evaluation;
●	Presides at Board meetings in the absence of the Chairman;
●	Presides at executive sessions of non-management directors;
●	Has authority to call meetings of the independent directors;
●	Serves as liaison between the independent directors and the Chairman and CEO; and
●	If appropriate, and in coordination with executive management, be available for consultation and direct communication with major shareholders and other stakeholders.

The independent directors annually elect a Chairman of the Board and, if the individual elected as Chairman of the Board is the CEO, also elect an independent director to serve as Lead Independent Director. In 2024, the independent directors elected Matthew J. Cox as the Chairman and Stanley M. Kuriyama as the Lead Independent Director as the Board believes that the Company and its shareholders are best served by this leadership structure at this time.

The Board believes that its programs for overseeing risk, as described under “The Board’s Role in Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Evaluations

Each year, the Nominating and Corporate Governance Committee, together with the Lead Independent Director, oversees an annual Board and committee evaluation process to assess its performance and effectiveness. As part of this process, Board members complete a questionnaire that requests subjective comments in key areas and solicits specific topics on which Directors would like to focus during the upcoming year. The results are discussed by the Board as a group in an executive session at a regularly scheduled Board meeting to collect additional feedback. Each committee conducts its own self-evaluation and reports the findings of the self-evaluations to the full Board.

The Board’s Role in Risk Oversight

The Board has oversight of the risk management process, which includes overseeing our process for identifying, assessing and mitigating significant financial, operational, legal, strategic, and other risks that may affect the Company. These risks include, among other things, risks related to climate change; human capital management; regulatory compliance; cybersecurity and information security; health and safety; mergers and acquisitions; geopolitical situations; competition; and enterprise risk management (“ERM”). Risk oversight plays a role in major Board decisions and the evaluation of key risks is a core

Matson, Inc. | 2025 Proxy Statement

part of the decision-making process – from guidance on strategy to review of major capital expenditures. Risk mitigation efforts are integrated into strategic plans and budgets.

Matson’s ERM process, which follows the Committee of Sponsoring Organization Framework, is designed to promote visibility to the Board and management of critical risks and risk mitigation strategies across various time frames, including short-, medium- and long-term. At least twice a year, management assesses and categorizes key risks based on their potential impact and the likelihood of the risk occurring. The results of these assessments are discussed with the Board and the Audit Committee and help keep directors current on emerging risks or changes in the impact or likelihood of existing risks. Management regularly updates the Board at and between Board meetings on the ERM program, Company performance, industry trends and developments, and other risk-related matters. The Board also consults with outside advisors and experts, when appropriate, to anticipate future threats and trends, and their impact on the Company’s risk environment. Other examples of Board oversight include the following:

●	Strategy guidance and review: The Board oversees the development and implementation of Matson’s business strategies, including climate and environmental strategies.
●	Review of business plans, major plans of action and associated budgets: The Board reviews and approves Matson’s annual operating plan, long-term business plans and the budgets to execute such plans.
●	Review and monitoring of performance objectives: The Board reviews and approves the Company’s annual and long-term operating plan, including various goals which are incorporated into the Company’s overall key business objectives. The Board receives regular reports and updates at and between Board meetings on progress towards achievement of those goals throughout the year. The Board also receives regular reports on stakeholder engagement and feedback.
●	Oversight of major capital expenditures, acquisitions and divestitures: The Board reviews and approves major capital expenditures for potential acquisition targets and to support the Company’s goals.

The Board administers its risk oversight role in part through its committees:

●	The Audit Committee’s risk responsibilities include discussing policies regarding risk assessment and risk management as well as assessing and discussing risks arising from financial reporting. The Audit Committee also provides oversight of the Company’s ERM program, including climate and cyber/information security risks, meets periodically with the General Counsel to review legal and regulatory matters, oversees the Company’s compliance program, and receives reports on matters submitted to the Company’s hotline.
●	The Compensation Committee’s risk responsibilities include assessing risks arising from the Company’s compensation and benefit programs. For more information, see “Pay Risk Assessment” below.
●	The Nominating and Corporate Governance Committee’s risk responsibilities include discussing risks related to matters such as new regulatory requirements, governance best practices, director nominations and shareholder feedback.

The committee chairs report to the full Board after each committee meeting on matters discussed and actions taken by their respective committees. In addition, executive sessions of the Board, which are led by the Lead Independent Director, have focused on certain risk oversight topics from time to time.

Matson, Inc. | 2025 Proxy Statement

The risk management process occurs throughout all levels of the organization, but is also facilitated through a risk management steering committee comprised of senior management, whose members meet periodically to identify and address specific significant risks. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis. The Board periodically receives various reports on risk-related matters, including presentations by senior management with an overview of the risk management program and that include risk management perspectives from each of Matson’s business segments in the company-wide strategic plan.

For more information about Board oversight of cybersecurity and information security, please see our Annual Report on Form 10-K for the year ended December 31, 2024.

Pay Risk Assessment

In 2024, management worked with the Compensation Committee and Pay Governance LLC, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, the overall structure of total pay and pay mix, the risk management process and related internal controls, and mitigating factors in plan design and governance.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held eight meetings during 2024. In conjunction with five of these meetings, the non-management directors of Matson met in formally-scheduled executive sessions led by the Lead Independent Director. In 2024, all directors attended all of the meetings of the Board of Directors and the committees of the Board on which they served. In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders. All seven directors attended the 2024 Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com. Each committee meets regularly throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. In 2024, the Board refreshed the composition of its standing committees. The current composition of each committee is set forth below:

Director	Audit	Compensation	Nominating and Corporate Governance
Matthew J. Cox	–	–	–
Constance H. Lau	Chair	–	✓
Mark H. Fukunaga	✓	Chair	–
Jenai S. Wall	✓	–	Chair
Meredith J. Ching	–	✓	✓
Stanley M. Kuriyama	–	–	–
Bradley D. Tilden	✓	✓	–

Matson, Inc. | 2025 Proxy Statement

Audit Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Ms. Lau is an “Audit Committee Financial Expert” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met six times during 2024.

Compensation Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. The Compensation Committee has general responsibility for the compensation and benefits of the Company’s executive officers and other salaried employees, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board. The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see the “Executive Compensation – Compensation Discussion and Analysis” section of this Proxy Statement. The Compensation Committee met four times during 2024.

Nominating and Corporate Governance Committee: Each member is an independent director under the applicable NYSE listing standards. The functions of the Nominating and Corporate Governance Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs. The Nominating and Corporate Governance Committee met three times during 2024.

Director Nomination Processes

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors to notify the Nominating and Corporate Governance Committee of qualified persons who might be available to serve on the Board. From time to time, the Nominating and Corporate Governance Committee also engages firms that specialize in identifying director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration. The Nominating and Corporate Governance Committee applies the same standards in considering director candidates recommended by shareholders as it does in evaluating other candidates, including incumbent directors.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 555 12th Street, Oakland, California 94607.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties. The Company’s Corporate Governance Guidelines authorize the Nominating and Corporate Governance Committee to consider other factors it deems to be in the best interests of Matson and its shareholders, including

Matson, Inc. | 2025 Proxy Statement

whether nominees possess such knowledge, experience, skills, expertise and diversity of backgrounds to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules. While the Nominating and Corporate Governance Committee does not have a separate written diversity policy, it does consider diversity, including diversity of knowledge, skills, professional experience, background, education, expertise, and representation in industries relevant to the Company, as an important factor in its evaluation of candidates. The Nominating and Corporate Governance Committee and the Board assesses its effectiveness in this regard as part of the annual Board and committee evaluation process. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills and expertise to oversee the Company’s execution of its strategy.

Once a potential candidate has been identified by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the effective functioning of the Board and its committees. The guidelines provide details on matters such as:

●	Goals and responsibilities of the Board;
●	Selection of directors, including the Chairman of the Board and the Lead Independent Director;
●	Board membership criteria and director retirement age;
●	Stock ownership guidelines;
●	Director independence and executive sessions of non-management directors;
●	Oversight of sustainability matters;
●	Board self-evaluation;
●	Board compensation;
●	Board access to management and outside advisors;
●	Board orientation and continuing education; and
●	Leadership development, including annual evaluations of the CEO and management succession plans.

“Plurality Plus” Policy. Our Corporate Governance Guidelines provide that any director nominee who receives a greater number of “withhold” votes than “for” votes in an uncontested election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will consider the recommendation of the Nominating and Corporate Governance Committee and will determine whether or not to accept the resignation offer. Full details of this policy are set forth in our Corporate Governance Guidelines, which are available on the corporate governance page of Matson’s website at www.matson.com.

Matson, Inc. | 2025 Proxy Statement

Sustainability

Matson’s core values include being an industry leader in environmental stewardship, contributing positively to the communities in which we live and work, and conducting our business with integrity and accountability. Matson’s sustainability strategy is intended to support our business goals and strategic direction.

Our Corporate Governance Guidelines provide that as part of our commitment to sustainability, the Board, with the assistance of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, is responsible for overseeing sustainability matters relevant to the Company’s business, including sustainability matters. In 2024, sustainability topics were presented or discussed at every regular Board meeting and included reviews of Matson’s sustainability disclosures, sustainability reports (which generally are aligned with the Global Reporting Initiative, the Sustainability Accounting Standards Board and the Task Force on Climate-Related Financial Disclosures (“TCFD”) reporting frameworks), long-term fleet plans, GHG emission reduction goals, human capital management, regulatory updates and compliance matters.

For more information about our sustainability reports, initiatives and strategy, please see our website at www.matson.com/sustainability.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers, and employees, and other covered persons, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards.

Compensation of Directors

The following table summarizes the compensation paid by Matson to non-employee directors for services rendered during 2024:

2024 DIRECTOR COMPENSATION

	Fees Earned		All Other
	or Paid in Cash	Stock Awards	Compensation	Total
Name	($)	($)(1)(2)	($)(3)	($)
(a)	(b)	(c)	(g)	(h)
Meredith J. Ching	98,500	130,018	15,442	243,960
Thomas B. Fargo	31,333	—	37,211	68,544
Mark H. Fukunaga	112,750	130,018	14,225	256,993
Stanley M. Kuriyama	124,333	130,018	2,581	256,932
Constance H. Lau	116,500	130,018	8,869	255,387
Bradley D. Tilden	76,125	130,018	10,631	216,774
Jenai S. Wall	109,000	130,018	11,219	250,237
(1)

Represents the grant date fair value of restricted stock units granted in 2024. Each director (other than Admiral Fargo who did not stand for re-election at the 2024 Annual Meeting) was granted approximately $130,000 in restricted stock units. At the end of 2024, Ms. Ching, Mr. Kuriyama, Ms. Lau, Mr. Tilden and Ms. Wall each had 1,185 restricted stock units; Mr. Fukunaga had 3,812 restricted stock units; and Admiral Fargo did not have any restricted stock units.

Matson, Inc. | 2025 Proxy Statement

(2)	No non-employee director had any stock option awards outstanding at the end of 2024.
(3)

Represents dividend equivalent amounts payable upon vesting of restricted stock units, and for Ms. Ching, Mr. Fukunaga, Ms. Lau, Mr. Tilden and Ms. Wall, reimbursement for guest travel to certain Company events.

Generally, non-employee directors receive cash retainers as follows, all of which are pro-rated and paid quarterly:

Annual cash retainer:		$85,000
Additional annual cash retainer for Lead Independent Director:		$30,000
Additional annual cash retainers for committee service:	Chair	Member
Audit Committee	$24,000	$9,000
Compensation Committee	$17,500	$7,500
Nominating and Corporate Governance Committee	$16,000	$6,000

For any telephonic or in-person Board or committee meetings in excess of the minimum number of meetings described below, an additional per meeting fee was paid to each director who attended such meetings:

Excess meeting fees (per meeting):
More than seven Board meetings	$1,500
More than six Audit Committee meetings	$750
More than five Compensation Committee meetings	$750
More than four Nominating and Corporate Governance Committee meetings	$750

Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors. Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; Ms. Wall deferred all of her respective annual cash retainers and meeting fees in 2024.

Under the terms of the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan, an automatic grant of approximately $130,000 in restricted stock units was awarded to each director who is elected or reelected as a non-employee director at each Annual Meeting of Shareholders. These awards have 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant. Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier. The deferred shares earn dividend equivalents that are paid when the shares are issued. No non-employee director elected to make such a deferral in 2024.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business. They participate in Matson’s global medical program. They may also participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Stock Ownership Guidelines

The Board has Stock Ownership Guidelines that encourage each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current annual cash retainer within five years of becoming a director. All current non-employee directors have met or are on track to meet the established guidelines.

Matson, Inc. | 2025 Proxy Statement

Shareholder Engagement

Matson values the views of its shareholders, which is why we regularly and proactively engage with our largest shareholders throughout the year and share their perspectives with the Board. During 2024, members of our Board of Directors and management met or offered to meet with shareholders who collectively own more than sixty percent of our stock. Management, including our Chairman and CEO, discussed with shareholders our business strategy and operations, environmental stewardship, human capital management, executive compensation, and governance topics. We also solicited feedback on these and a variety of other topics.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, including the Lead Independent Director, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate office at 555 12th Street, Oakland, California 94607. The Law Department will forward such correspondence to the appropriate director(s). However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson to have owned beneficially more than five percent of Matson’s common stock outstanding as of December 31, 2024, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. To our knowledge and except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

	Amount of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class
BlackRock, Inc.	5,879,197 (a)	17.91%
50 Hudson Yards
New York, NY 10001

The Vanguard Group	4,013,851 (b)	12.23%
100 Vanguard Blvd.
Malvern, PA 19355

Dimensional Fund Advisors LP	2,216,028 (c)	6.75%
6300 Bee Cave Road
Building One
Austin, TX 78746
(a)

As reported in a Schedule 13G/A filed with the SEC on January 22, 2024, BlackRock, Inc. has sole voting power over 5,693,797 shares and sole dispositive power over 5,879,197 shares, and does not have shared voting or shared dispositive power over any shares.

(b)

As reported in a Schedule 13G/A filed with the SEC on November 12, 2024, The Vanguard Group has shared voting power over 26,201 shares, sole dispositive power over 3,969,149 shares, shared dispositive power over 44,702 shares, and does not have sole voting power over any shares.

(c)

As reported in a Schedule 13G/A filed with the SEC on October 31, 2024, Dimensional Fund Advisors LP has sole voting power over 2,160,587 shares, sole dispositive power over 2,216,028 shares, and does not have shared voting or shared dispositive power over any shares.

Matson, Inc. | 2025 Proxy Statement

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 21, 2025 by each director and nominee, by each Named Executive Officer (as defined below), and by directors, nominees and executive officers as a group. To our knowledge and subject to applicable community property rules, except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

	Number of	Restricted		Percent of
Name or Number in Group	Shares Owned(a)	Stock Units(b)	Total	Class
Meredith J. Ching	31,952	—	31,952	*
Matthew J. Cox	203,910	—	203,910	*
Mark H. Fukunaga(c)	26,329	—	26,329	*
Stanley M. Kuriyama	47,688	—	47,688	*
Constance H. Lau	71,797	—	71,797	*
Bradley D. Tilden	0	—	0
Jenai S. Wall	14,374	—	14,374	*
Joel M. Wine	93,295	—	93,295	*
Peter T. Heilmann	31,511	—	31,511	*
John P. Lauer	26,779	—	26,779	*
Rusty K. Rolfe	20,428	—	20,428	*
21 Current Directors and Executive Officers as a Group	674,430	92	674,522	2.05%
(a)	Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Ms. Ching and spouse – 2,800 shares.
(b)

Amounts include shares deemed to be beneficially owned by directors, nominees and executive officers because they may be acquired within 60 days from February 21, 2025 upon the vesting of restricted stock units.

(c)	Includes 2,627 vested restricted stock units that have been deferred in accordance with our director compensation program, which is described above.
*	Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of February 21, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Matson’s directors and executive officers, and persons who own more than 10% of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of those reports filed with the SEC and any written representations that no other reports were required, Matson believes that, during fiscal 2024, its directors and executive officers and persons who owned more than 10% of Matson’s common stock filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the

Matson, Inc. | 2025 Proxy Statement

relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next regularly scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings. Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next regularly scheduled Audit Committee meeting.

If the Company becomes aware of a related person transaction that has not been previously approved, the Audit Committee will evaluate the transaction, taking into account the same factors described above. Based on the conclusions reached, the Audit Committee will evaluate all options, including but not limited to ratification, amendment or termination of the related person transaction. The transactions described below were approved by the Audit Committee in accordance with its written procedures.

Mr. Fukunaga, a director of Matson, is Executive Chairman, and together with members of his immediate family, owns more than 10% of the common stock, of Servco. In 2024, Matson provided shipping services to or for the benefit of Servco and its subsidiaries for approximately $1,533,000, and Matson purchased or leased forklifts, vehicles and parts from Servco for approximately $379,000, which amounts are less than 2% of Servco and Matson’s consolidated gross revenues. The transactions between Servco and Matson were conducted in the ordinary course of business on standard commercial terms.

Ms. Wall, a director of Matson, is Chairman and Chief Executive Officer, and together with members of her immediate family, owns more than 10% of the common stock, of Foodland. In 2024, Matson provided shipping services to or for the benefit of Foodland for approximately $549,000. The transactions between Foodland and Matson were conducted in the ordinary course of business on standard commercial terms.

The parents of Vicente S. Angoco, the Senior Vice President, Alaska of Matson, own and operate a company that provides drayage of some Matson containers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2024 was $181,000. The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2024 was $1,151,200. The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2024 was $485,700. Mr. Angoco has no monetary or other interest in any of the businesses described above. These transactions were conducted in the ordinary course of business on standard commercial terms.

Matson, Inc. | 2025 Proxy Statement

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller. A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website at www.matson.com. Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website within four business days following the amendment or waiver, to the extent required by applicable rules.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website at www.matson.com. Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website within four business days following the amendment or waiver, to the extent required by applicable rules.

Executive Officers

The name of each executive officer of Matson, his or her age as of March 10, 2025, and present and prior positions with Matson and business experience for the past five years are given below. Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Vicente S. Angoco, Jr. (58): Senior Vice President since June 2012; Senior Vice President, Alaska of MatNav since July 2022; Senior Vice President, Pacific of MatNav, January 2011 – June 2022; first joined Matson or a subsidiary in 1996.

Grace M. Cerocke (46): Senior Vice President since February 2021; Senior Vice President, Finance of Matson Logistics, since February 2021; Vice President, Finance of Matson Logistics, October 2012 – January 2021; first joined Matson or a subsidiary in 1997.

Matthew J. Cox (63): Chairman of the Board since April 2017 and Chief Executive Officer since June 2012; Chairman and Chief Executive Officer of MatNav since June 2012; first joined Matson or a subsidiary in 2001.

Qiang Gao (61): Senior Vice President since February 2021; Senior Vice President, Asia of MatNav since February 2021; Vice President, Asia of MatNav, September 2012 – January 2021; first joined Matson or a subsidiary in 2003.

Peter T. Heilmann (56): Executive Vice President, Chief Administrative Officer and General Counsel since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel, April 2018 – February 2021; Executive Vice President, Chief Administrative Officer and General Counsel of MatNav since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel of MatNav, April 2017 – February 2021; first joined Matson or a subsidiary in 2012.

Leonard P. Isotoff (53): Senior Vice President since April 2022; Senior Vice President, Pacific of MatNav since April 2022; Vice President, Sales – Hawaii of MatNav, July 2016 – April 2022; first joined Matson or a subsidiary in 1999.

Richard S. Kinney (61): Senior Vice President since April 2020; Senior Vice President, Network Operations of MatNav since January 2020; Vice President, West Coast Terminals and Purchasing of MatNav, May 2017 – January 2020; first joined Matson or a subsidiary in 1998.

Matson, Inc. | 2025 Proxy Statement

John P. Lauer (64): Executive Vice President and Chief Commercial Officer since February 2021; Senior Vice President and Chief Commercial Officer, April 2017 – January 2021; Executive Vice President and Chief Commercial Officer of MatNav since February 2021; Senior Vice President and Chief Commercial Officer of MatNav, April 2017 – January 2021; first joined Matson or a subsidiary in 2007.

Ku`uhaku T. Park (58): Senior Vice President since February 2022; Senior Vice President, Government and Community Relations of MatNav since February 2022; Vice President, Government and Community Relations of MatNav, October 2012 – January 2022; first joined Matson or a subsidiary in 2012.

Laura L. Rascon (62): Senior Vice President since February 2021; Senior Vice President, Customer Experience of MatNav since February 2021; Vice President, Customer Support of MatNav, July 2008 – January 2021; first joined Matson or a subsidiary in 1983.

Rusty K. Rolfe (67): Executive Vice President since February 2021; Senior Vice President, June 2012 – January 2021; President of Matson Logistics since July 2012; first joined Matson or a subsidiary in 2001.

Christopher A. Scott (51): Senior Vice President since February 2021; Senior Vice President, Transpacific Services of MatNav since February 2021; Vice President, Transpacific Services of MatNav, January 2015 – January 2021; first joined Matson or a subsidiary in 1995.

John W. Sullivan (71): Senior Vice President since April 2020; Senior Vice President, Vessel Operations and Engineering of MatNav since January 2020; Vice President, Vessel Operations and Engineering of MatNav, August 2003 – January 2020; first joined Matson or a subsidiary in 1993.

Jason L. Taylor (51): Senior Vice President since February 2022; Senior Vice President, Human Resources of MatNav since February 2022; Vice President, Human Resources of MatNav from January 2018 – January 2022; first joined Matson or a subsidiary in 2012.

Joel M. Wine (53): Executive Vice President and Chief Financial Officer since February 2021; Senior Vice President and Chief Financial Officer, September 2011 – January 2021; Executive Vice President and Chief Financial Officer of MatNav since February 2021; Senior Vice President and Chief Financial Officer of MatNav, June 2012 – January 2021; first joined Matson or a subsidiary in 2011.

Matson, Inc. | 2025 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), Matson explains the material elements of its 2024 compensation practices for the executive officers named in the Summary Compensation Table on page 33 (collectively, the “Named Executive Officers” or “NEOs”). The NEOs for 2024 are:

●	Matthew J. Cox, Chairman of the Board and Chief Executive Officer,
●	Joel M. Wine, Executive Vice President and Chief Financial Officer,
●	Peter T. Heilmann, Executive Vice President, Chief Administrative Officer and General Counsel,
●	John P. Lauer, Executive Vice President and Chief Commercial Officer, and
●	Rusty K. Rolfe, Executive Vice President and President, Matson Logistics

Executive Summary

2024 was a strong year for Matson. At the beginning of the year, the Company expected trade dynamics across all tradelanes to be comparable to 2023 and for financial performance to approximate the level achieved in the prior year. However, tighter supply chain conditions coupled with a resilient U.S. economy, supported significantly higher freight rates in our China service from the middle of the second quarter to year end. As a result, our China service was the primary driver in the significant year-over-year increase in the Company’s financial performance.

For 2024, Matson generated net income of $476.4 million, or $13.93 per diluted share, as compared to net income of $297.1 million, or $8.32 per diluted share, generated in 2023. Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) for 2024 increased $222.2 million year-over-year to $738.9 million. A reconciliation of our GAAP to non GAAP results can be found in Exhibit B to this Proxy Statement.

The Company’s 2024 results exceeded the maximum award annual performance measures that were incorporated into the Board of Directors approved 2024-2026 Operating Plan, and Matson’s three-year performance for the period ended December 31, 2024 under the equity compensation program was above the levels required for maximum payouts. Each operating plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in this CD&A.

Pay-for-performance. In line with Matson’s continuous emphasis on designing and managing a compensation program that links pay to performance, performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual cash incentive plan and a combination of average annual return on invested capital (“ROIC”) and three-year cumulative total shareholder return (“TSR”) relative to peer indices for the Company’s performance share awards (“Performance Shares”). These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. Compensation awarded to the NEOs for 2024 performance reflected Matson’s financial results:

●	Annual Cash Incentive: Maximum achievement with respect to the Company’s consolidated EBITDA goal and above target performance of individual goals resulted in payouts for NEOs

Matson, Inc. | 2025 Proxy Statement

ranging from approximately 186% to 190% of their respective targets. See “Components of Executive Compensation – Annual Cash Incentives”.
●	2022-2024 Performance Shares: Strong performance for both ROIC and relative TSR resulted in payouts for NEOs of 250% of their respective targets. See “Components of Executive Compensation – Equity-Based Compensation”.

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value. The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk”. This is accomplished by aligning incentive pay with the achievement of (1) key annual and long-term operating goals, (2) growth in shareholder value and (3) individual performance goals. In 2024, 81% of Mr. Cox’s and approximately 68% of the other NEOs’ target total direct compensation was variable and at-risk based on annual and long-term performance. The material elements of total direct compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives. Annual equity awards are split evenly between time-based restricted stock units (“time-based RSUs”) and Performance Shares that are measured over a three-year performance period. NEOs are also eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of total direct compensation to the NEOs are generally benchmarked against the 50th percentile of competitive market practices. However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

✓

Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

✓

Pay packages for the CEO and NEOs that are in line with the Company’s peer group

✓

Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

✓

Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

✓

Strong executive and director stock ownership guidelines

✓

Minimum vesting periods of three years on all equity awards to senior executives

✗

No employment contracts with any executive officer

✗

No guaranteed bonus payments to executive officers

✗

No bonus payouts that are not tied to performance

✗

No single trigger vesting of equity in change of control

✗

No pension payouts that are not proportional to pension payouts to employees generally

✗

No excessive perquisites

✗

No excessive severance or change in control provisions

✗

No tax reimbursements or gross-ups

✗

No dividends or dividend equivalents paid on unvested Performance Shares

✗

No unreasonable internal pay disparity

Matson, Inc. | 2025 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices

✓

No-fault clawback policy that applies to all senior management

✓

Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors

✓

Policy prohibiting pledging of Company stock by officers and directors

✗ No re-pricing or replacing of underwater stock options, without prior shareholder approval ✗ No above-market interest on deferred compensation plans

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2024. At the 2024 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with over 98% of votes cast voting in favor of the executive compensation program. During 2024, the Company met with several of its largest institutional investors, and such investors generally expressed support for the Company’s executive compensation programs. The Compensation Committee took the Say-on-Pay results and investor feedback into consideration and concluded it should continue to apply the same basic compensation philosophy.

Pay-for-Performance Emphasis. The following features of the 2024 NEO compensation program emphasize Matson’s focus on pay-for-performance:

●	Performance Metrics are Aligned with Shareholder Value. Matson’s performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual incentive plan and ROIC and TSR relative to peer indices for the Company’s Performance Shares. These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. The financial performance metrics used for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single performance goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders.
●	Multi-Year Performance Periods to Emphasize Long-Term Growth. Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. The three-year performance period is intended to encourage Matson’s NEOs to focus on growth of the Company and shareholder value over a multi-year period of time. Performance Shares granted in 2024 will not be settled until 2027 following the end of the three-year performance period (FY 2024-2026).
●	No Stock Option Grants. With its continued emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant stock options to its NEOs in 2024.

Compensation Decision Process

Role of the Compensation Committee. The Compensation Committee of Matson’s Board makes all decisions about the compensation of the NEOs. The process that it follows for Mr. Cox is different from the process for all other NEOs.

Matson, Inc. | 2025 Proxy Statement

Determining CEO Compensation. For decisions affecting the CEO’s compensation, the Board has a formal performance review process that starts at the beginning of the year with an analysis and establishment of the CEO’s future performance goals. The Lead Independent Director works with the CEO in developing the CEO’s objectives. The Lead Independent Director and the Compensation Committee review a variety of factors, including the CEO’s prior performance objectives, the CEO’s achievement of those objectives, the performance of the Company, the Company’s current Operating Plan, as well as the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants. Following the analysis and review process, the Compensation Committee receives input from the Board of Directors, after which the Board finalizes the CEO’s annual performance objectives. The objectives for any given year include, but are not limited to, achieving the annual Operating Plan results, any growth initiatives, other strategic initiatives, and the CEO’s core responsibilities. The objectives are documented as part of setting the CEO’s annual compensation package.

After completion of the fiscal year, the Lead Independent Director and the Compensation Committee conduct an assessment of the CEO’s performance against the objectives set at the beginning of the year and determine the payout of the CEO’s annual cash incentive. The Compensation Committee also reviews competitive market data and determines the merit adjustment to the CEO’s base salary and size of equity incentive award to be granted. The Compensation Committee subsequently presents the results of this process to the full Board of Directors for approval. The Board of Directors discusses the results of the assessment, including the areas of greatest strength and areas where improvements can be made.

Determining Compensation of other NEOs. For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process, but takes into consideration recommendations made by Mr. Cox.

In evaluating pay actions and the mix of pay elements for all NEOs (including Mr. Cox), the Compensation Committee reviews:

●	A summary of the value of all compensation elements provided to the executive during the year;
●	Competitive market peer group and broader industry survey data;
●	Health and welfare benefits and retirement plan balances;
●	Prior compensation decisions and realized values for the past five years through tally sheets;
●	Business strategic goals and performance expectations;
●	Expected and actual Company and individual performance; and
●	Insight from the shareholder say-on-pay vote results.

The Compensation Committee uses the above information to evaluate the following:

●	Alignment of the pay program with the Compensation Committee’s commitment to pay-for-performance;
●	Consistency with competitive market practices;
●	Reasonableness and balance of pay elements as they relate to pay risk;
●	Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance and market conditions;
●	Internal pay equity with other executives based on individual performance, job scope and impact; and
●	The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Matson, Inc. | 2025 Proxy Statement

Role of the CEO. Mr. Cox recommends annual compensation actions for other NEOs to the Compensation Committee. In consultation with each NEO, Mr. Cox develops individual performance plans that serve as the basis for the determination of annual incentive awards. After the completion of the fiscal year, Mr. Cox reviews executive officer performance relative to individual goals and Company performance and makes recommendations to the Compensation Committee about each officer’s incentive award. In addition to performance results, Mr. Cox considers any changes in job scope, internal pay relationships to other executives, merit increase guidelines and market pay studies to recommend changes in base salary, annual cash incentive awards and equity awards for Compensation Committee approval.

Role of Independent Consultant. The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive. In the second quarter of 2024, the Compensation Committee conducted a search for an independent consultant. At the conclusion of a thorough review process, the Compensation Committee retained Pay Governance LLC (“Pay Governance”), an independent executive compensation consulting firm, to provide executive compensation services. Prior to the selection of Pay Governance, the Compensation Committee had retained Exequity LLP (“Exequity”) as its independent consultant. The independent consultant reports directly to the Compensation Committee and the Compensation Committee Chair pre-approves all executive compensation engagements, including the nature, scope and fees of assignments. Pay Governance advised the Compensation Committee on all aspects of executive compensation including the following during 2024:

●	Recommended peer group assessment criteria and identified and recommended potential peer companies;
●	Provided information on trends and regulatory developments for executive compensation;
●	Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;
●	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels, equity grants, and performance share unit design; and
●	Reviewed the compensation risk assessment.

Exequity advised the Compensation Committee on the following in 2024:

●	Reviewed and assisted in the preparation of the executive compensation disclosure in the annual proxy statement for the 2024 Annual Meeting of Shareholders, including the pay versus performance disclosures; and
●	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels, equity grants, and performance share unit design.

Pay Governance also assessed Board pay levels, reviewed the structure of Board compensation, and made recommendations regarding Board pay. In the course of fulfilling these responsibilities, a representative attended all Compensation Committee meetings held during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals. The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by its compensation consultant, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships. Neither Pay Governance nor Exequity provided any other services to the Compensation Committee and neither firm received compensation from the Company other than with respect to the services described above.

Matson, Inc. | 2025 Proxy Statement

Pursuant to SEC rules, the Compensation Committee has assessed the independence of Exequity and concluded that no conflict of interest exists that would prevent Exequity from independently representing the Compensation Committee. Prior to retaining Pay Governance, the Compensation Committee considered Pay Governance’s independence and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

Role of Management. Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

●	Providing management’s perspective on compensation plan structure and implementation;
●	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;
●	Providing the data used to measure performance against established goals, with Mr. Cox providing perspective on individual executive performance and compensation amounts; and
●	Providing recommendations, based on information provided by the Compensation Committee’s consultant, regarding pay levels for NEOs in 2024 on the basis of plan formulas, salary structures and Mr. Cox’s assessment of individual officer performance.

Role of Market Data. As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of its compensation consultant, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2024 compensation decision-making process. This competitive market data serves as only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment. Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, Company and individual performance, and historical pay actions.

The Compensation Committee’s consultant, Exequity, conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

●	Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);
●	Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and, as secondary size measures, total assets and market capitalization; and
●	Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, the consultant recommended and the Compensation Committee approved a peer group of the following thirteen public transportation-related companies (“peer group”) for pay comparisons starting in 2023 for 2024 pay assessments:

ArcBest Corporation Atlas Air Worldwide Holdings, Inc. Echo Global Logistics, Inc. Forward Air Corporation Hawaiian Holdings, Inc. Hub Group, Inc. Kansas City Southern	Knight-Swift Transportation Holdings Inc. Landstar System, Inc. Old Dominion Freight Line, Inc. Saia, Inc. Schneider National, Inc. Werner Enterprises, Inc.
• Air Transport Services Group, Inc. • ArcBest Corporation • Forward Air Corporation • Hawaiian Holdings, Inc. • Hub Group, Inc. • Kirby Corporation • Knight-Swift Transportation Holdings Inc.	• Landstar System, Inc. • Old Dominion Freight Line, Inc. • Ryder System, Inc. • Saia, Inc. • Schneider National, Inc. • Werner Enterprises, Inc.

Matson, Inc. | 2025 Proxy Statement

Atlas Air Worldwide Holdings, Inc. was taken private in March 2023 and removed from the peer group for 2024. Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by its compensation consultant provides a reasonable basis for analyzing compensation for Matson’s NEOs. The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than Mr. Cox, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual cash bonuses and equity incentives. NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary: Salary is intended to provide a minimum fixed rate of pay. In 2024, base pay, comprised less than 20% of Mr. Cox’s target total direct compensation and less than 32% of each NEO’s target total direct compensation. Salary increases can be awarded in recognition of individual performance, organizational advancement and increasing levels of responsibility, as well as projections for market movement and merit guidelines established for the Company. Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, Mr. Cox’s recommendations (for NEOs other than himself), the executive’s role in the organization, individual performance during the prior fiscal year and relative pay position to other Matson executives.

In 2024, the Compensation Committee increased the base salaries for all NEOs, including Mr. Cox, by 4% to maintain consistency and competitiveness with general market practice.

Annual Cash Incentives: Annual incentives for NEOs are provided through the Cash Incentive Plan (the “CIP”). The CIP is designed to align performance incentives at all participating organization levels, to motivate executives to contribute to the Company’s success and to reward them if they achieve specific pre-established corporate and individual goals. These goals are established in February of each year using the metrics described below.

Weighting of Goals. The weighting of the corporate and individual goals depends on the executive’s position and responsibilities. The intention is to weight a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion. The 2024 weighting was as follows:

Weighting of 2024 CIP Goals for NEOs

NEO	Corporate	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Peter T. Heilmann	70%	30%
John P. Lauer	70%	30%
Rusty K. Rolfe	70%	30%

Determination of Annual Cash Incentive Award. Each component – corporate and individual – is evaluated against the respective performance goals. There are three levels of award opportunities for each component: threshold, target and maximum. In 2024, the target award opportunity levels for NEOs

Matson, Inc. | 2025 Proxy Statement

ranged from 70% to 100% of annual base salary, which is consistent with competitive market targets. If a threshold goal is not achieved, there is no payout for that component. If threshold goals are achieved, a participant receives 50% of the target award opportunity set for that component. If target or maximum goals are achieved, a participant receives 100% or 200%, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and maximum levels, as applicable. No additional award is provided for performance above the maximum individual goal level. The maximum achievable award in the aggregate is 200% of the NEO’s target award opportunity.

Mr. Cox reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts. For Mr. Cox’s individual incentive award calculation, the Lead Independent Director reviews Mr. Cox’s individual performance achievement and provides the results to the Compensation Committee. The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual. Such factors vary, but may include, for individuals, adjustments for executives taking on temporary but significant responsibilities in addition to their normal job roles, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance. The corporate component measure in 2024 was based on the 2024 Operating Plan approved by the Board of Directors and was weighted 100% on consolidated EBITDA performance and, for Mr. Rolfe, an additional measure based on EBITDA performance of the Logistics business, subject to any adjustments made to more accurately reflect the Company’s 2024 performance. Any adjustments are at the sole discretion of the Compensation Committee. EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels. The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and relative TSR applicable to Performance Shares (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and maximum are approved by the Compensation Committee in February of each year. The 2024 annual corporate and business unit targets reflected the Company’s Board-approved Operating Plan. When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities. In 2024, the Compensation Committee set threshold performance at 90% of target and maximum payout at 120% of target for EBITDA results. The threshold and maximum goals were determined based on the expected level of difficulty in achieving the target objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2024, the Company’s financial and operating performance was compared to the performance goals approved by the Compensation Committee in February 2024. Corporate goals and the actual result were as follows:

Company Performance Results Related to the 2024 CIP

Corporate Goal	Threshold	Target	Maximum	Actual
EBITDA (000s)	$472,648	$525,164	$630,197	$738,910
Logistics EBITDA (000s)	$46,988	$52,209	$62,651	$62,855

Individual Performance. In addition to the corporate performance goal, 30% of each NEO’s 2024 award under the CIP was based on achieving individual goals, which reflect the NEO’s position in the

Matson, Inc. | 2025 Proxy Statement

Company and the activities of the NEO’s business function. Individual goals contain performance metrics and are reviewed by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and maximum levels; achievement of some but not all individual goals can result in a partial payout. The primary individual NEO goals are listed below.

NEO	Individual Goals
Matthew J. Cox	● Perform core CEO responsibilities effectively, including effective engagement and communication with the Board
● Deliver on the Company’s key plan priorities
● Effective execution of growth initiatives

Joel M. Wine	● Perform core CFO responsibilities effectively
● Lead strategic growth initiatives and other critical initiatives within the Company
● Lead key information technology initiatives and business continuity initiatives
● Oversee growth of the Company’s strategic innovation team and execution of innovation initiatives
● Achieve Company’s cost reduction and margin improvement initiatives

Peter T. Heilmann	● Perform core Chief Administrative Officer responsibilities effectively
● Oversee resolution of government investigations, general claims and litigation matters
● Manage and oversee legal aspects of significant corporate initiatives
● Oversee general regulatory compliance and mitigate future litigation risks through compliance
● Achieve Company’s cost reduction and margin improvement initiatives

John P. Lauer	● Perform core Chief Commercial Officer responsibilities effectively
● Lead development of CLX/MAX strategies and achieve CLX/MAX revenue objectives
● Achieve domestic service profitability objectives
● Lead organic growth initiatives
● Implement high impact projects from Company’s strategic innovation team
● Achieve Company’s cost reduction and margin improvement initiatives

Rusty K. Rolfe	● Oversee succession planning for Matson Logistics
● Lead strategic growth initiatives
● Execute on information technology and innovation initiatives
● Achieve Company’s cost reduction and margin improvement initiatives

Matson, Inc. | 2025 Proxy Statement

Total Performance for 2024. Actual CIP awards earned versus target averaged approximately 190% of the overall targeted goal payouts and were as follows:

2024 CIP Payouts for NEOs

				Corporate	Corporate	Overall	Individual
	2024	Actual		Performance	Component	Individual	Component
	Target	Award	% of	Relative to	Payout(1) (70%	Performance	Payout (30%
NEO	Award	for 2024	Target	Target	Weighting)	Rating	Weighting)
Matthew J. Cox	$940,403	$1,746,799	186%	200%	$1,316,564	Above Target	$430,235

Joel M. Wine	$426,970	$801,102	188%	200%	$597,758	Above Target	$203,344

Peter T. Heilmann	$340,858	$647,204	190%	200%	$477,201	Above Target	$170,003

John P. Lauer	$342,674	$641,657	187%	200%	$479,743	Above Target	$161,913

Rusty K. Rolfe	$318,952	$606,010	190%	200%/200%	$446,533	Above Target	$159,477
(1)	141% consolidated EBITDA performance resulted in a 200% corporate component payout. 120% Logistics EBITDA performance resulted in a 200% Logistics component payout for Mr. Rolfe.

Equity-Based Compensation: The equity portion of the total compensation program is designed to:

●	Align management and shareholder interests;
●	Provide incentive to achieve strategic operating goals and increase shareholder value over the longer-term; and
●	Motivate and retain Matson’s executives.

Performance Shares. In 2024, Matson continued the use of Performance Share awards focused on multi-year performance over a three-year measurement period. Settlement of the Performance Shares granted in 2024 is determined after the end of the three-year performance period (i.e., December 31, 2026). The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2024 and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P MidCap 400 Index over the three-year period. No Performance Shares will vest sooner than three years from the date of grant except under certain circumstances in connection with the occurrence of a change in control of the ownership of Matson.

For 2024, the actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2026 based on the Company’s three-year annual adjusted average ROIC and three-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. Adjusted ROIC is defined as (1) net income plus (2) after-tax interest expense minus (3) after-tax interest income on the Company’s capital construction fund balance divided by (4) average debt plus average total shareholders’ equity minus average capital construction fund balance minus construction-in-progress balances related to new vessels, subject to any adjustments made to accurately reflect the Company’s performance. For actual performance between threshold, target and maximum, awards are determined based on straight line interpolation. No dividend equivalents are paid on outstanding Performance Shares. The performance levels and weighting of the ROIC and relative TSR metrics are set forth below:

Matson, Inc. | 2025 Proxy Statement

	Adjusted ROIC Performance (75%)		Relative TSR Performance (25%)
	Performance as a % of	Payout as a % of	Relative TSR	Total Payout as a
Performance Level	Target	Target	Performance	% of Target
Maximum	130%	250%	75th Percentile	250%
Target	100%	100%	50th Percentile	100%
Threshold	80%	25%	25th Percentile	25%

On December 31, 2024, the performance period for the 2022-2024 Performance Shares ended. For determination of the Performance Share award levels, the Company’s ROIC and relative TSR performance were compared to the performance goals approved by the Compensation Committee in January 2022. The total number of Performance Shares earned ranged from zero to 250% of the target based on the Company’s performance measure results. ROIC is defined as (1) net income plus (2) after-tax interest expense divided by (3) average debt plus average total shareholders’ equity, subject to any adjustments made to accurately reflect the Company’s performance. Any adjustments to ROIC are at the sole discretion of the Compensation Committee. Corporate goals and the actual results were as follows:

Company Performance Results Related to the 2022-2024 Performance Share Awards

Corporate Goals	Threshold	Target	Maximum	Actual
3-Year Average ROIC	13.8%	17.2%	20.7%	23.2%
3-Year Relative TSR – MidCap 400	25th	50th	75th	84th
3-Year Relative TSR – Transportation	25th	50th	75th	89th

Settlement of 2022-2024 Performance Share Grant. Actual Performance Share awards earned versus target were 250% for both the ROIC and TSR performance measures, as follows:

2022-2024 Performance Share Award Settlement for NEOs

		2022-2024	Performance		2022-2024
	Performance	Target	Relative to		Actual
NEO	Measure	Award (#)	Target	Payout %	Award (#)
Matthew J. Cox	ROIC	11,879	134.9%	250%	29,697
	TSR	3,959	87th	250%	9,897

Joel M. Wine	ROIC	3,564	134.9%	250%	8,910
	TSR	1,188	87th	250%	2,970

Peter T. Heilmann	ROIC	2,772	134.9%	250%	6,930
	TSR	924	87th	250%	2,310

John P. Lauer	ROIC	2,772	134.9%	250%	6,930
	TSR	924	87th	250%	2,310
	ROIC(1)	792	134.9%	250%	1,980
	TSR(1)	264	87th	250%	660

Rusty K. Rolfe	ROIC	2,772	134.9%	250%	6,930
	TSR	924	87th	250%	2,310
(1)	In 2022, Mr. Lauer received an additional grant of Performance Shares in recognition of his contribution to the success of the Company’s MAX service.

Matson, Inc. | 2025 Proxy Statement

Each NEO was awarded a 2022-2024 Performance Share grant in January 2022. Pursuant to the vesting provisions of these grants, vesting occurred on January 26, 2025, and approval of the performance results associated with the awards took place on January 22, 2025.

Restricted Stock Units. In 2024, the Company granted time-based RSUs to the NEOs. Time-based RSU grants align participant interests directly with shareholders and are intended to increase executive beneficial share ownership, focus the efforts of executives on improving long-term stock price performance, and strengthen retention of participants through a three-year vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Mr. Cox makes recommendations for each NEO (other than himself) to the Compensation Committee which retains full discretion to set the grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

●	Company and individual performance;
●	The executive officer’s current and expected future contributions to the Company;
●	Effect of a potential award on total compensation and pay philosophy;
●	Internal pay equity relationships;
●	Competitive market data;
●	Potential dilutive impact on shareholders and available share pool; and
●	Size and potential value of recent equity grants outstanding.

Equity grants were made to executives at the Compensation Committee’s January 2024 meeting and NEO grants were allocated 50/50 between Performance Shares and time-based RSUs. Performance Shares are further allocated 75/25 between the ROIC metric (“ROIC Performance Shares”) and the TSR metric (“TSR Performance Shares”).

2024 Equity Awards for NEOs

	Annual Equity Award
NEO	Performance Shares	Time-Based RSUs	Total Equity Value
Matthew J. Cox	$1,500,000	$1,500,000	$3,000,000
Joel M. Wine	$450,000	$450,000	$900,000
Peter T. Heilmann	$350,000	$350,000	$700,000
John P. Lauer	$350,000	$350,000	$700,000
Rusty K. Rolfe	$350,000	$350,000	$700,000

Combination of Total Direct Pay Elements: The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk. The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Matson, Inc. | 2025 Proxy Statement

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2024

	2024 Pay Elements
NEO	Salary	Annual Incentives	Long-Term Incentives
Matthew J. Cox	19%	19%	62%
Joel M. Wine	32%	22%	46%
Peter T. Heilmann	32%	22%	46%
John P. Lauer	32%	22%	46%
Rusty K. Rolfe	31%	22%	47%

Retirement Benefits: Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs. Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them focused on Matson’s present success. The Pension Benefits for 2024 table of this Proxy Statement provides a more detailed description and estimated values for each NEO related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan. The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

The Matson, Inc. 401(k) and Profit Sharing Plan for Non-Bargaining Employees: The Company has a tax-qualified defined contribution retirement plan (the “401(k) Plan”) available to most non-bargaining unit employees which includes a cash-based profit sharing incentive component with an award of zero to three percent of eligible base salary. The profit sharing incentive component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of consolidated EBITDA as established in the Company’s annual Board-approved Operating Plan. The resulting payout percentage for 2024 was three percent. The 401(k) component of the 401(k) Plan provides for a match of the compensation deferred by a participant during the fiscal year. The matching contribution for 2024 applicable to most participants, including all of the NEOs, was 100% of a participant’s deferrals up to three percent of eligible compensation. The value of the Company’s 2024 401(k) matching contributions for NEOs is included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits are limited to only those employees (including NEOs) who joined the Company prior to January 1, 2008. These benefits aid in retaining long-term service employees by providing a fixed dollar contribution towards the monthly premium based on the employee’s age and years of service.

Perquisites: The Company provides limited perquisites to the NEOs. These perquisites include Company-provided parking and reimbursement for spousal travel to certain Company events.

Severance Plan and Change in Control Agreements: The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs. The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control of the ownership of the Company or other covered event, and to provide a competitive pay package. Change in Control Agreements promote the continuation of management to ensure a smooth transition. The Compensation Committee designed the agreements to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate. These

Matson, Inc. | 2025 Proxy Statement

agreements and the Severance Plan are described in further detail in the “Other Potential Post-Employment Payments” section of this Proxy Statement.

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company to disclose the CEO to median employee pay ratio. The methodology management applied to determine the median employee and pay ratio is consistent with past practice and in accordance with the SEC’s guidance pursuant to Item 402(u) of Regulation S-K as detailed below.

For 2024, as permitted by SEC rules, Matson computed the ratio using 2024 compensation for the median employee identified in 2023. As Matson’s employee population and compensation programs are both substantially unchanged from 2023, the Company believes that the use of the 2023 median employee does not significantly change or otherwise affect the pay ratio disclosure.

For 2023, Matson identified the median employee using total taxable wages for all U.S. and New Zealand employees employed on December 31, 2023. The W-2 box 1 amount was used for U.S. employees, and the Total Gross Income amount as reported on the Tax Year-End Earnings Certificate was used for New Zealand employees. This population of 2,781 employees includes all full-time, part-time and on-call regular employees and seagoing personnel. As the Company’s total combined employee population in China (122 employees) was less than five percent of total headcount, China employees were excluded from the process used to determine the median employee. For full-time and on-call employees hired in 2023, total taxable wages were annualized for the year.

In determining the Summary Compensation Table amount of pay for both Mr. Cox and the median employee, management employed the same methodology used for NEOs as set forth in the 2024 Summary Compensation Table of this Proxy Statement. The Company’s contribution to employee health plans was also included. As illustrated below, using the Total Pay amounts, Matson’s 2024 CEO to median employee pay ratio is 45:1.

CEO to Median Employee Pay Ratio

	Summary Compensation		Company Contributions
	Table Amount	+	to Health Plans	=	Total Pay
CEO	$6,146,934		$34,391		$6,181,325
Median Employee	$108,949		$28,636		$137,585

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers the tax and accounting consequences of compensation paid under our executive compensation program. However, our Compensation Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, rewards and incentivizes our executives. Accordingly, the Compensation Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

Policies and Practices

Stock Ownership Guidelines: To enhance shareholder alignment and ensure commitment to longer-term decision-making that enhances shareholder value, the Company has stock ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a

Matson, Inc. | 2025 Proxy Statement

five-year period. Shares of Matson common stock and unvested time-based RSUs count toward the ownership guideline; unvested and unsettled Performance Shares do not.

Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs have met their respective share ownership requirements.

Equity Granting Policy: Equity awards are typically granted to current employees at the January Compensation Committee meeting, which meeting is generally scheduled on the fourth Wednesday of the month. Equity grants for new or promoted executive officers are approved at regularly scheduled Compensation Committee meetings, which meetings are typically scheduled approximately 8-12 months in advance of the meeting date. The CEO may approve equity awards for off-cycle grants to all other employees up to an annual aggregate grant value of $600,000. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company. There are no outstanding stock options granted by the Company. The Company has not granted stock options in many years and has no current plans to grant stock options in the future.

Policies Regarding Speculative Transactions, Hedging and Pledging: The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments involving Matson stock, or (ii) hedging or monetization transactions involving Matson stock. The Company has also adopted a formal policy prohibiting Matson’s directors and executive officers from holding Matson stock or securities in a margin account or otherwise pledging Matson stock or securities as collateral for a loan.

Policy Regarding Recoupment of Certain Compensation: The Company has adopted a formal “clawback” policy for senior management, including all NEOs, consistent with the Rule 10D-1 of the Securities Exchange Act of 1934. Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives if all three of the following are true: (1) the Company restates prior period financial results, including restatements that do not affect previously issued financial statements, but require correction in the current period financial statements because failure to correct would be material in the current period; (2) incentive compensation actually paid to executives is greater than the amount that would be payable under the restated results; and (3) the excess compensation was received during any of the three fiscal years immediately preceding the date that the Company was required to restate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. Fukunaga (Chair), Ms. Ching and Mr. Tilden.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2024, an officer or employee of the Company or any of its subsidiaries. During fiscal 2024, none of the Company’s executive officers served as a director or member of the compensation committee of another entity where

Matson, Inc. | 2025 Proxy Statement

an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company. For more information regarding transactions involving certain members of the Compensation Committee, please see transactions described under “Certain Relationships and Transactions” in this Proxy Statement.

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEOs in 2024, 2023 and 2022:

2024 SUMMARY COMPENSATION TABLE

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)(5)	($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Matthew J. Cox	2024	929,970	—	3,299,485	(6)	—	1,746,799	52,827	117,853	6,146,934
Chairman and Chief	2023	904,234	—	3,237,822		—	1,716,915	196,171	110,673	6,165,815
Executive Officer	2022	894,336	—	3,341,181		—	1,679,615	0	112,738	6,027,870

Joel M. Wine	2024	603,190	—	989,906	(6)	—	801,102	189,397	42,108	2,625,703
Executive Vice President	2023	586,497	—	971,343		—	787,226	113,512	53,735	2,512,313
and Chief Financial Officer	2022	580,077	—	1,002,494		—	790,305	0	41,526	2,414,402

Peter T. Heilmann	2024	481,538	—	770,092	(6)	—	647,204	138,862	35,461	2,073,157
Executive Vice President,	2023	468,212	—	755,480		—	625,999	87,135	36,335	1,973,161
Chief Administrative Officer and General Counsel	2022	463,087	—	779,717		—	630,916	0	35,581	1,909,301

John P. Lauer	2024	484,103	—	770,092	(6)	—	641,657	57,886	48,440	2,002,178
Executive Vice President and	2023	470,706	—	755,480		—	630,619	77,361	37,947	1,972,113
Chief Commercial Officer	2022	465,553	—	1,002,494		—	619,449	0	38,204	2,125,700

Rusty K. Rolfe	2024	450,591	—	770,092	(6)	—	606,010	28,828	34,533	1,890,054
Executive Vice President	2023	438,121	—	755,480		—	567,520	69,308	35,107	1,865,536
President, Matson Logistics	2022	433,325	—	779,717		—	609,597	0	33,025	1,855,664
(1)	Represents the grant date fair value of time-based RSUs and the grant date fair value of Performance Shares (assuming the target level of performance is attained) for the fiscal year identified in column (b).
(2)	No stock option grants were made in 2024, 2023 or 2022.
(3)	Represents the NEO’s actual award under the CIP for the fiscal year identified in column (b) payable in cash in February of the following year.
(4)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.
(5)	Represents the following: dividends paid on unvested time based RSUs ($44,980 for Mr. Cox, $13,494 for Mr. Wine, $10,497 for Mr. Heilmann, $10,961 for Mr. Lauer, and $10,497 for Mr. Rolfe); profit-sharing contributions ($27,899 for Mr. Cox, $18,096 for Mr. Wine, $14,446 for Mr. Heilmann, $14,523 for Mr. Lauer, and $13,518 for Mr. Rolfe); 401(k) match for each NEO; and for Mr. Cox and Mr. Lauer, perquisites related to Company-paid parking and spousal travel (for Mr. Cox, the value of spousal travel was $32,769).
(6)	Includes the grant date fair value of ROIC Performance Shares at target of $1,125,048 for Mr. Cox, $262,612 for Messrs. Heilmann, Rolfe and Lauer, and $337,561 for Mr. Wine. The grant date fair value of these Performance Share awards at maximum are $2,812,621 for Mr. Cox, $656,530 for Messrs. Heilmann, Rolfe and Lauer, and $843,903 for Mr. Wine.

Matson, Inc. | 2025 Proxy Statement

Grants of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2024 for the NEOs:

2024 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Possible Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	And
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	470,202	940,403	1,880,806	—	—	—	—	—
	1/24/2024	—	—	—	2,421	9,682	24,205	—	1,125,048	(6)
	1/24/2024	—	—	—	807	3,227	8,068	—	674,411	(7)
	1/24/2024	—	—	—	—	—	—	12,909	1,500,026

Joel M. Wine	—	213,485	426,970	853,940	—	—	—	—	—
	1/24/2024	—	—	—	726	2,905	7,263	—	337,561	(6)
	1/24/2024	—	—	—	242	968	2,420	—	202,302	(7)
	1/24/2024	—	—	—	—	—	—	3,873	450,043

Peter T. Heilmann	—	170,429	340,858	681,716	—	—	—	—	—
	1/24/2024	—	—	—	565	2,260	5,650	—	262,612	(6)
	1/24/2024	—	—	—	188	753	1,883	—	157,369	(7)
	1/24/2024	—	—	—	—	—	—	3,013	350,111

John P. Lauer	—	171,337	342,674	685,348	—	—	—	—	—
	1/24/2024	—	—	—	565	2,260	5,650	—	262,612	(6)
	1/24/2024	—	—	—	188	753	1,883	—	157,369	(7)
	1/24/2024	—	—	—	—	—	—	3,013	350,111

Rusty K. Rolfe	—	159,476	318,952	637,904	—	—	—	—	—
	1/24/2024	—	—	—	565	2,260	5,650	—	262,612	(6)
	1/24/2024	—	—	—	188	753	1,883	—	157,369	(7)
	1/24/2024	—	—	—	—	—	—	3,013	350,111

(1)	Amounts reflected in this section relate to estimated payouts under the CIP. The value of the actual payouts is included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.
(2)	Amounts in this section reflect Performance Share grants made in 2024 with award achievement determined at the end of the 3-year performance period as of December 31, 2026. Actual number of Performance Shares earned will be determined based on the Company’s 3-year annual average ROIC and 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.
(3)	Amounts in this section reflect time-based RSU grants.
(4)	No stock option grants were made in 2024.
(5)	Based upon the closing price of Matson common stock on the date of grant for time-based RSUs and ROIC Performance Shares, which was $116.20 on January 24, 2024, and grant date fair value for TSR Performance Shares (calculated using a performance-based equity valuation model), which was $208.99 on January 24, 2024.
(6)	Amounts related to ROIC Performance Shares.
(7)	Amounts related to TSR Performance Shares.

The CIP is based on corporate and individual goals. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement entitled “Components of Executive Compensation – Annual Cash Incentives”.

Matson, Inc. | 2025 Proxy Statement

In 2024, the Company issued time-based RSUs under the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”) that vest in equal increments over three years. Time-based RSUs that are unvested will automatically vest upon death or permanent disability. Time-based RSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with at least five years of service). Upon the effective date of any change in control, any unvested time-based RSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Under the 2016 Plan, grantees receive dividend equivalents on RSUs outstanding as of the dividend record date, at the same rate as is payable on the Company’s common stock.

If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period. If there is a change in control of the Company, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs as of December 31, 2024:

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity
Incentive
									Equity		Plan
									Incentive		Awards:
			Equity						Plan		Market or
			Incentive						Awards:		Payout
			Plan			Number		Market	Number of		Value of
		Number of	Awards:			of Shares		Value of	Unearned		Unearned
	Number of	Securities	Number of			or Units		Shares or	Shares,		Shares,
	Securities	Underlying	Securities			of Stock		Units of	Units or		Units or
	Underlying	Unexercised	Underlying			that		Stock that	Other		Other
	Unexercised	Options	Unexercised	Option	Option	Have Not		Have Not	Rights that		Rights that
	Options Exercisable	Unexercisable	Unearned	Exercise	Expiration	Vested		Vested	Have Not		Have Not
Name	(#)	(#)	Options (#)	Price	Date	(#)		($)(1)	Vested (#)(2)		Vested ($)(1)
(a)	(b)	(c)	(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	N/A	N/A	N/A	N/A	N/A	34,076	(3)	4,594,808	76,336	(4)	10,293,146

Joel M. Wine	N/A	N/A	N/A	N/A	N/A	10,223	(5)	1,378,469	22,903	(6)	3,088,241

Peter T. Heilmann	N/A	N/A	N/A	N/A	N/A	7,952	(7)	1,072,248	17,814	(8)	2,402,040

John P. Lauer	N/A	N/A	N/A	N/A	N/A	8,304	(9)	1,119,711	20,454	(10)	2,758,017

Rusty K. Rolfe	N/A	N/A	N/A	N/A	N/A	7,952	(11)	1,072,248	17,814	(12)	2,402,040
(1)	Market value of stock not vested based on December 31, 2024 closing stock price of $134.84.
(2)	Represents 2023-2025 and 2024-2026 Performance Shares at target performance, and actual settlement of the 2022-2024 Performance Shares granted in January 2022 at 250% of target.
(3)	Vesting date of time-based RSUs – 4,304 shares on 1/24/2025; 4,303 shares on 1/24/2026; 4,302 shares on 1/24/2027; 7,944 shares each on 1/25/2025 and 1/25/2026, and 5,279 shares on 1/26/2025.
(4)	2022-2024 Performance Shares settled with vesting date – 29,697 ROIC shares and 9,897 TSR shares on 1/26/2025. Target 2023-2025 and 2024-2026 Performance Shares contingent on meeting performance thresholds with vesting date – 17,875 ROIC shares and 5,958 TSR shares on 1/25/2026; 9,682 ROIC shares and 3,227 TSR shares on 1/24/2027.
(5)	Vesting date of time-based RSUs – 1,292 shares on 1/24/2025; 1,291 shares on 1/24/2026 and 1,290 shares on 1/24/2027; 2,383 shares each on 1/25/2025 and 1/25/2026, and 1,584 shares on 1/26/2025.

Matson, Inc. | 2025 Proxy Statement

(6)	2022-2024 Performance Shares settled with vesting date – 8,910 ROIC shares and 2,970 TSR shares on 1/26/2025. Target 2023-2025 and 2024-2026 Performance Shares contingent on meeting performance thresholds with vesting date – 5,363 ROIC shares and 1,787 TSR shares on 1/25/2026; 2,905 ROIC shares and 968 TSR shares on 1/24/2027.
(7)	Vesting date of time-based RSUs – 1,005 shares on 1/24/2025, 1,004 shares each on 1/24/2026 and 1/24/2027; 1,854 shares on 1/25/2025, 1,853 shares on 1/25/2026, and 1,232 shares on 1/26/2025.
(8)	2022-2024 Performance Shares settled with vesting date – 6,930 ROIC shares and 2,310 TSR shares on 1/26/2025. Target 2023-2025 and 2024-2026 Performance Shares contingent on meeting performance thresholds with vesting date – 4,171 ROIC shares and 1,390 TSR shares on 1/25/2026; 2,260 ROIC shares and 753 TSR shares on 1/24/2027.
(9)	Vesting date of time-based RSUs – 1,005 shares on 1/24/2025; 1,004 shares each on 1/24/2026 and 1/24/2027; 1,854 shares on 1/25/2025; 1,853 shares on 1/25/2026, and 1,584 shares on 1/26/2025.
(10)	2022-2024 Performance Shares settled with vesting date – 8,910 ROIC shares and 2,970 TSR shares on 1/26/2025. Target 2023-2025 and 2024-2026 Performance Shares contingent on meeting performance thresholds with vesting date – 4,171 ROIC shares and 1,390 TSR shares on 1/25/2026; 2,260 ROIC shares and 753 TSR shares on 1/24/2027.
(11)	Vesting date of time-based RSUs – 1,005 shares on 1/24/2025; 1,004 shares each on 1/24/2026 and 1/24/2027; 1,854 shares on 1/25/2025; 1,853 shares on 1/25/2026, and 1,232 shares on 1/26/2025.
(12)	2022-2024 Performance Shares settled with vesting date – 6,930 ROIC shares and 2,310 TSR shares on 1/26/2025. Target 2023-2025 and 2024-2026 Performance Shares contingent on meeting performance thresholds with vesting date – 4,171 ROIC shares and 1,390 TSR shares on 1/25/2026; 2,260 ROIC shares and 753 TSR shares on 1/24/2027.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock award activity during 2024 for the NEOs:

OPTION EXERCISES AND STOCK VESTED FOR 2024

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	—	—	76,880	8,810,009
Joel M. Wine	—	—	21,528	2,467,285
Peter T. Heilmann	—	—	18,450	2,114,166
John P. Lauer	—	—	23,192	2,656,650
Rusty K. Rolfe	—	—	16,257	1,863,286

The pre-tax value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Matson, Inc. | 2025 Proxy Statement

Pension Benefits

The following table contains information concerning pension benefits for the NEOs as of December 31, 2024:

PENSION BENEFITS FOR 2024

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan – Traditional portion	10.6	528,960	—
	Qualified Retirement Plan – Cash Balance portion	13.0	215,735	—
	Excess Benefits Plan – Pension portion	23.6	1,969,514	—

Joel M. Wine	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	13.0	212,413	—
	Excess Benefits Plan – Pension portion	13.0	505,655	—

Peter T. Heilmann	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	12.7	198,438	—
	Excess Benefits Plan – Pension portion	12.7	328,036	—

John P. Lauer	Qualified Retirement Plan – Traditional portion	4.7	221,546	—
	Qualified Retirement Plan – Cash Balance portion	13.0	213,979	—
	Excess Benefits Plan – Pension portion	17.7	293,379	—

Rusty K. Rolfe	Qualified Retirement Plan – Traditional portion	10.1	473,875	—
	Qualified Retirement Plan – Cash Balance portion	13.0	216,256	—
	Excess Benefits Plan – Pension portion	23.1	416,330	—

Actuarial assumptions used to determine the present values of the pension benefits include discount rates for qualified and non-qualified retirement plans of 5.60% and 5.40%, respectively. The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with five years of service (or current age, if greater) for other NEOs. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion may be paid in a lump sum at the election of the executive). The cash balance accounts are projected to the assumed retirement age using an interest credit rate of 3.90% for 2025 and increasing to 4.63% for 2026, 4.73% for 2027, ultimately reaching a rate of 5.24% in year 2035, then gradually decreasing annually to 4.42% by year 2046 and thereafter. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.60% for 2025 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the IRS continues to define such mortality in the same manner as for the coming year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. The present values were determined based on interest rates (with 22% marginal tax rate adjustment) used in Matson’s financial disclosures, i.e., 5.18% for 2025 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts assume no future pay credits.

Retirement Plan for Employees of Matson. The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs. Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional

Matson, Inc. | 2025 Proxy Statement

defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with the Company or attainment of age 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5% of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest. The vesting period was reduced from five years to three years for an employee with a cash balance benefit. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan. The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plan and 401(k) Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and 401(k) Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law. Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the 401(k) Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Matson, Inc. | 2025 Proxy Statement

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2024.

2024 NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
Name	in Last FY ($)	in Last FY ($)(1)	Last FY ($)	Distributions ($)	Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	17,549	9,855	—	206,581
Joel M. Wine	—	7,746	3,857	—	81,738
Peter T. Heilmann	—	4,096	1,747	—	37,600
John P. Lauer	—	4,173	1,387	—	30,776
Rusty K. Rolfe	—	3,168	1,209	—	26,349
(1)	Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan.
(2)	Represents the aggregate balance as of December 31, 2024.

Other Potential Post-Employment Payments

Change in Control Agreements. Matson does not have employment agreements with any of its NEOs. In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control of the Company, Matson has entered into Change in Control Agreements with all of the NEOs which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of Matson. The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has a term running through December 31, 2024 and is automatically extended for a successive one-year period every January 1, unless terminated by Matson on or before December 1 of the preceding year. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason”, in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows. Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. Matson will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs. In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater

Matson, Inc. | 2025 Proxy Statement

after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.

Executive Severance Plan. The Company also maintains the Severance Plan that covers the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Compensation Committee. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and AD&D insurance premiums for a period of 12 months, and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months. If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation. If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only). The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the 401(k) Plan.

Treatment of Equity. Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares. If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period. Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control. However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro-rated portion of the Change in

Matson, Inc. | 2025 Proxy Statement

Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for time-based RSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in the section of this Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2024:

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	4,702,015	1,880,806	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	1,969,514	1,969,514	1,969,514	1,969,514	1,969,514	—
Present Value of Annuity(5)	744,695	744,695	744,695	744,695	476,012	—
Health and Welfare Benefits	92,050	46,025	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	12,656,442	—	—	15,523,712	16,740,408	16,740,408

Total (lump sum)	19,430,021	3,906,345	1,969,514	17,493,226	18,709,922	16,740,408
Total (annuity)	744,695	744,695	744,695	744,695	476,012	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	20,174,716	4,651,040	2,714,209	18,237,921	19,185,934	16,740,408

Joel M. Wine

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	2,500,824	1,036,927	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	535,027	523,560	523,560	Not yet eligible	523,560	—
Present Value of Annuity(5)	212,413	212,413	212,413	Not yet eligible	204,108	—
Health and Welfare Benefits	118,222	59,111	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	3,797,184	—	—	Not yet eligible	2,956,492	2,956,492

Total (lump sum)	6,961,257	1,629,598	523,560	Not yet eligible	3,480,052	2,956,492
Total (annuity)	212,413	212,413	212,413	Not yet eligible	204,108	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	7,173,670	1,842,011	735,973	—	3,684,160	2,956,492

Matson, Inc. | 2025 Proxy Statement

Peter T. Heilmann

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	1,996,454	827,798	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	328,036	328,036	328,036	328,036	328,036	—
Present Value of Annuity(5)	205,986	205,986	205,986	205,986	205,040	—
Health and Welfare Benefits	117,936	58,968	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	2,953,490	—	—	3,622,578	3,906,472	3,906,472

Total (lump sum)	5,405,916	1,224,802	328,036	3,950,614	4,234,508	3,906,472
Total (annuity)	205,986	205,986	205,986	205,986	205,040	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	5,611,902	1,430,788	534,022	4,156,600	4,439,548	3,906,472

John P. Lauer

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	2,007,089	832,208	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	293,379	293,379	293,379	293,379	293,379	—
Present Value of Annuity(5)	435,525	435,525	435,525	435,525	320,584	—
Health and Welfare Benefits	91,513	45,756	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	3,356,932	—	—	4,024,701	4,309,913	4,309,913

Total (lump sum)	5,758,913	1,181,343	293,379	4,318,080	4,603,292	4,309,913
Total (annuity)	435,525	435,525	435,525	435,525	320,584	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	6,194,438	1,616,868	728,904	4,753,605	4,923,876	4,309,913

Rusty K. Rolfe

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	1,868,149	774,598	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	416,330	416,330	416,330	416,330	416,330	—
Present Value of Annuity(5)	690,131	690,131	690,131	690,131	211,532	—
Health and Welfare Benefits	58,675	29,337	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	2,953,490	—	—	3,622,578	3,906,472	3,906,472

Total (lump sum)	5,306,644	1,230,266	416,330	4,038,908	4,322,802	3,906,472
Total (annuity)	690,131	690,131	690,131	690,131	211,532	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	5,996,775	1,920,397	1,106,461	4,729,039	4,534,334	3,906,472
(1)	Assumes execution of an acceptable release agreement as provided by the Severance Plan.
(2)	Normal retirement is at age 65. An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan. Employees may elect early retirement after attaining 55 years of age and completing five years of service. Messrs. Cox, Heilmann, Lauer, and Rolfe are eligible for normal or early retirement as of year end.

Matson, Inc. | 2025 Proxy Statement

(3)	If an NEO is disabled, they will continue to accrue credited vesting service as long as they are continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which they are no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on their years of credited benefit service and their compensation prior to becoming disabled.
(4)	Includes benefits under the Qualified Retirement Plan and the Excess Benefits Plan.
(5)	Represents the present value of amount paid as an annuity.
(6)	Includes the value of accelerated vesting of restricted stock units based on the closing share price on December 31, 2024.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include discount rates for qualified and non-qualified retirement plans of 5.60% and 5.40%, respectively. The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, the cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using the following interest rates per year with no future pay credits: 3.90% for 2025 and increasing to 4.63% for 2026, 4.73% for 2027, ultimately reaching a rate of 5.24% in year 2035, then gradually decreasing annually to 4.42% by year 2046 and thereafter. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.60% for 2025 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the Internal Revenue Service continues to define mortality in the same manner as for the coming year.

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., 5.18% for 2025 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, the following information describes the relationship between executive compensation actually paid (“CAP”) and the performance of the Company based on certain financial metrics. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation for its NEOs with the Company’s performance, please see “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement.

Matson, Inc. | 2025 Proxy Statement

PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100
			Average Summary
	Summary		Compensation	Average		Peer Group
	Compensation	Compensation	Table Total for	Compensation	Total	Total
Fiscal	Table Total For	Actually Paid	Non-PEO NEOs	Actually Paid Non-	Shareholder	Shareholder	Net Income	EBITDA(6)
Year	PEO ($)(1)	to PEO ($)(2)	($)(3)	PEO NEOs ($)(4)	Return (TSR)	Return(5)	($ in millions)	($ in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2020	5,477,333	15,959,815	1,966,849	4,478,273	143	112	193.1	423.7
2021	5,957,058	18,441,621	2,131,642	5,339,084	229	151	927.4	1,350.3
2022	6,027,870	838,314	2,076,267	719,551	162	108	1,063.9	1,526.2
2023	6,165,815	18,796,575	2,080,781	5,304,691	288	136	297.1	516.7
2024	6,146,934	12,582,624	2,147,773	3,712,399	358	143	476.4	738.9
(1)	The dollar amounts reported are the amounts of total compensation reported in the Summary Compensation Table (“SCT”) for our CEO (“Principal Executive Officer” or “PEO”).
(2)

The dollar amounts reported represent the amount of CAP for the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to an executive during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards, and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to total compensation to determine the CAP:

		Less SCT	Less SCT	Plus CAP	Plus CAP
	SCT	Stock	Pension	Equity	Pension	Compensation
	Total	Awards	Value	Adjustment	Adjustment	Actually Paid
Year	($)	($)(a)	($)(b)	($)(c)	($)(d)	($)
2020	5,477,333	2,662,521	362,244	13,411,142	96,105	15,959,815
2021	5,957,058	3,184,092	112,142	15,679,416	101,381	18,441,621
2022	6,027,870	3,341,181	—	(1,978,185)	129,810	838,314
2023	6,165,815	3,237,822	196,171	15,988,677	76,076	18,796,575
2024	6,146,934	3,299,485	52,827	9,670,679	117,323	12,582,624
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. For 2024, continued share price appreciation drove a positive equity award adjustment. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year-End	Year Over Year Change in	Change
	Fair Value of	Fair Value of Outstanding	in Fair Value of Equity
	Equity Awards	and Unvested	Awards Granted in	Total Equity
	Granted	Equity Awards	Prior Years that Vested	Award
	During the Year	Granted in Prior Years	in the Year(e)	Adjustments
Year	($)	($)	($)	($)
2020	6,279,437	7,257,784	(126,079)	13,411,142
2021	6,804,516	7,725,233	1,149,667	15,679,416
2022	1,981,115	(4,447,058)	487,758	(1,978,185)
2023	8,918,914	7,009,449	60,314	15,988,677
2024	5,789,183	3,493,546	387,950	9,670,679

(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(e)	Represents change in fair value from prior year end to vesting date.
(3)

The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding our CEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, 2023 and 2024, Joel M. Wine, Peter T. Heilmann, John P. Lauer, and Rusty K. Rolfe; and (ii) for 2021 and 2020, Joel M. Wine, Ronald J. Forest, Peter T. Heilmann, and John P. Lauer.

Matson, Inc. | 2025 Proxy Statement

(4)

The dollar amounts reported represent the average amount of CAP for the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards, and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the CAP:

		Less SCT	Less SCT	Plus CAP	Plus CAP
	SCT	Stock	Pension	Equity	Pension	Compensation
	Total	Awards	Value	Adjustment	Adjustment	Actually Paid
Year	($)	($)(a)	($)(b)	($)(c)	($)(d)	($)
2020	1,966,849	753,591	83,785	3,311,416	37,384	4,478,273
2021	2,131,642	878,384	28,243	4,075,589	38,480	5,339,084
2022	2,076,267	891,106	—	(512,818)	47,208	719,551
2023	2,080,781	809,446	86,829	4,087,803	32,383	5,304,691
2024	2,147,773	825,046	103,743	2,443,887	49,528	3,712,399
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. For 2024, continued share price appreciation drove a positive equity award adjustment. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year-End	Year Over Year Change in	Change in
	Fair Value of	Fair Value of Outstanding	Fair Value of Equity
	Equity Awards	and Unvested	Awards Granted in	Total Equity
	Granted	Equity Awards	Prior Years that Vested	Award
	During the Year	Granted in Prior Years	in the Year(e)	Adjustments
Year	($)	($)	($)	($)
2020	1,777,310	1,596,777	(62,671)	3,311,416
2021	1,877,186	1,937,980	260,423	4,075,589
2022	528,368	(1,140,610)	99,424	(512,818)
2023	2,229,738	1,842,615	15,450	4,087,803
2024	1,447,645	896,160	100,082	2,443,887

(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(e)	Represents change in fair value from prior year end to vesting date.
(5)	S&P Transportation Select Industry Index
(6)	See Exhibit B for a reconciliation of net income to EBITDA.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy and utilizes several performance measures to align executive compensation with Company performance. The Company’s performance incentive structure has an annual component and a multi-year component. The Company generally seeks to incentivize long-term performance, and therefore the Company’s performance incentive measures do not necessarily align with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationship between information presented in the Pay versus Performance table.

Matson, Inc. | 2025 Proxy Statement

Compensation Actually Paid and TSR

As detailed under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, equity awards comprise a significant portion of SCT compensation for our executives (approximately 54% for the CEO and approximately 38% for other NEOs). The fair value of outstanding and unvested awards in 2024 increased due to continued share price appreciation.

The following chart compares CAP to the Company’s TSR. The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2019, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the five years ended December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

* Cumulative value of $100 invested in Matson common stock on December 31, 2019, including reinvestments of dividends

As described under “Executive Compensation – Compensation Discussion and Analysis – Components of Executive Compensation – Equity-Based Compensation” in this Proxy Statement, relative TSR is the metric for a portion of the Performance Shares granted to our executives. Changes in equity value attributed to share price applies to both Performance Shares and Restricted Stock Units whereas the relative TSR metric only applies to Performance Shares.

Matson, Inc. | 2025 Proxy Statement

Compensation Actually Paid and EBITDA

Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) is Matson’s company-selected performance measure. As detailed under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, EBITDA is the corporate financial performance metric in the Company’s annual cash incentive plan. For 2020, 2021, 2022, 2023 and 2024, the Company achieved EBITDA results that resulted in maximum annual cash incentive plan payouts. The following chart compares CAP to EBITDA.

Compensation Actually Paid and Net Income

Net income is not a specific performance metric in the Company’s compensation program, and therefore, has no direct relationship to the CAP of our named executive officers. As described under “Compensation Actually Paid and EBITDA” above, the Company uses EBITDA as an earnings metric under its annual cash incentive plan. The chart below illustrates CAP and net income.

Matson, Inc. | 2025 Proxy Statement

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2019, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the five years ended December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

Cumulative Five-Year Total Shareholder Return
Matson, Inc. and S&P Transportation Select Industry Index

Tabular List of Important Metrics

As described under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our short-term and long-term awards incentivize our NEOs to increase the value of our enterprise for our shareholders. The key performance measures used by the Company to link executive CAP, for the most recently completed fiscal year, to the Company’s performance are as follows:

●	EBITDA
●	Individual Performance Goals
●	Relative TSR
●	ROIC

Please refer to “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement for more information.

Matson, Inc. | 2025 Proxy Statement

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. The CD&A section of this Proxy Statement, beginning on page 18, discusses Matson’s policies and procedures that implement compensation philosophy. Highlights of Matson’s compensation program include the following:

●	Executive compensation is closely aligned with performance. In 2024, 81% of the CEO’s and approximately 68% of the other NEOs’ target total direct compensation was variable and performance-based. The ratio of variable compensation is consistent with market practices.
●	The cash incentive compensation paid to the NEOs in 2024 illustrates the Company’s commitment to pay-for-performance. Maximum performance with respect to the Company’s consolidated EBITDA goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 186% to 190% of their respective targets.
●	Performance Share awards use ROIC and TSR measured over a three-year performance period to balance Matson’s annual incentive plan which uses EBITDA and individual operational goals.
●	Matson maintains (i) a no-fault clawback policy that applies to all senior management, (ii) policies prohibiting hedging and pledging of Company stock by executive officers, and (iii) stock ownership guidelines for executive officers.

Promote Good and Discourage Bad Pay Practices. In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

✓

Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

✓

Pay packages for the CEO and NEOs that are in line with the Company’s peer group

✓

Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

✓

Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

✓

Strong executive and director stock ownership guidelines

✓

Minimum vesting periods of three years on all equity awards to senior executives

✓

No-fault clawback policy that applies to all senior management

✗

No employment contracts with any executive officer

✗

No guaranteed bonus payments to executive officers

✗

No bonus payouts that are not tied to performance

✗

No single trigger vesting of equity in change of control

✗

No pension payouts that are not proportional to pension payouts to employees generally

✗

No excessive perquisites

✗

No excessive severance or change in control provisions

✗

No tax reimbursements or gross-ups

✗

No dividends or dividend equivalents paid on unvested Performance Shares

✗

No unreasonable internal pay disparity

✗

No re-pricing or replacing of underwater stock options, without prior shareholder approval

Matson, Inc. | 2025 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices
✓ Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors ✓ Policy prohibiting pledging of Company stock by officers and directors	✗ No above-market interest on deferred compensation plans

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program. Under the Board’s policy of providing for annual say-on-pay votes, the next say-on-pay vote will occur at our 2026 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

Matson, Inc. | 2025 Proxy Statement

PROPOSAL 3 – APPROVAL OF THE MATSON, INC.

2025 INCENTIVE COMPENSATION PLAN

On February 27, 2025, the Board unanimously approved the Matson, Inc. 2025 Incentive Compensation Plan (the “2025 Plan”), and is submitting the 2025 Plan to shareholders for final adoption and approval. The 2025 Plan will not be considered to be adopted unless and until the Company’s shareholders adopt and approve the 2025 Plan.

Matson currently administers its equity-based compensation programs under the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”). As of the record date, 1,210,641 shares remained available for issuance under the 2016 Plan. Rather than request an extension of the duration of the 2016 Plan, the Board decided to replace the 2016 Plan by approving a new incentive compensation plan in the form of the 2025 Plan.

The 2025 Plan, if approved, will provide for the issuance of 1,400,000 shares, which represents 4.3% of Matson’s outstanding common stock as of February 21, 2025. This is an increase of 189,359 shares from the number of shares remaining available for issuance under the 2016 Plan. If the 2025 Plan is approved, no additional awards will be granted under the 2016 Plan after the date of shareholder approval of the 2025 Plan. In addition, beginning February 21, 2025, new awards under the 2016 Plan will be deducted from the number of shares authorized for issuance under the 2025 Plan.

Why You Should Vote for the Matson, Inc. 2025 Incentive Compensation Plan

The Board recommends that the shareholders approve the 2025 Plan because it believes appropriate equity incentives are important to attract and retain the highest caliber of employees, non-employee directors and other service providers, to link incentive awards to Matson’s performance, to encourage employee and director ownership in Matson, and to align the interests of participants to those of its shareholders. The approval of the 2025 Plan will enable Matson to continue to achieve all of these objectives.

Company Considerations

When approving the 2025 Plan, the Board and the Compensation Committee considered various factors, including potential dilution, burn rate, overhang and historical grant practices. Matson measures potential dilution as the total number of shares subject to equity awards granted, less cancellations and other shares returned to the reserve, with that result divided by total common shares outstanding at the end of the year. The potential dilution from the proposed share reserve under the 2025 Plan is 4.3%, based on the total common shares outstanding as of February 21, 2025. Matson’s annual dilution under the 2016 Plan for fiscal 2024 was 0.8%.

Matson actively manages its long-term dilution by limiting the number of shares subject to equity awards that are granted annually, commonly expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans and differs from annual dilution because it does not take into account cancellations and other shares returned to the reserve. Matson has calculated the burn rate on a fiscal year basis for the past three years, as set forth in the following table:

Matson, Inc. | 2025 Proxy Statement

				Weighted
		Full-Value	Total Granted =	Average
	Options	Shares	Options +	Number
Time Period	Granted	Granted	Full-Value Shares	of CSO (1)	Burn Rate
Fiscal 2024	—	153,027	153,027	33.7	0.5%
Fiscal 2023	—	269,136	269,136	35.3	0.8%
Fiscal 2022	—	271,332	271,332	39.0	0.7%
(1)	Common shares outstanding, in millions

An additional metric that Matson uses to measure the cumulative impact of its equity program is overhang (number of shares subject to equity awards outstanding but not exercised or settled, plus number of shares available to be granted, divided by total common shares outstanding at the end of the year). Matson’s overhang as of February 21, 2025 was 4.9%. If the 2025 Plan is approved, the overhang as of that date would increase to 5.5% because the number of shares available for future grants would increase.

In fiscal 2022, 2023 and 2024, Matson made equity award grants under the 2016 Plan totaling approximately 153,000, 269,000, and 271,000 shares, respectively. Matson estimates that the availability of 1,400,000 shares under the 2025 Plan would provide a sufficient number of shares to enable Matson to continue to make awards at historical average annual rates for at least the next 5 years.

The following are the factors that were material to the evaluation of the Compensation Committee in determining acceptable and targeted levels of dilution: competitive data from relevant peer companies, current and future internal equity grant practices and share usage, and the policies of shareholder advisory firms. Our equity programs are revisited at least annually and assessed against these (and other) measures.

Promotion of Good Corporate Governance Practices

The Board believes that the 2025 Plan will promote the interests of shareholders and is consistent with principles of good corporate governance, including:

●	Independent Committee. The 2025 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors who meet the NYSE standards for independence.
●	Term and Exercise Price Limits on Options and SARs. Options and SARs granted under the 2025 Plan are subject to a maximum term of ten years and all must have an exercise or base price that is not less than 100% of the fair market value of the underlying common stock on the date of grant.
●	No Repricing. The 2025 Plan prohibits any repricing of stock options or stock appreciation rights without shareholder approval.
●	Limitations on Liberal Share Recycling. The 2025 Plan prohibits liberal share recycling on option and SAR awards.
●	Minimum Vesting Requirement. Awards under the 2025 Plan will vest no earlier than the first anniversary of the date of grant, with few exceptions.
●	No Dividends on Unvested Performance Awards. The 2025 Plan provides that dividends and dividend equivalent rights may never be paid on any unvested award subject to performance conditions that have not yet been met.
●	Limit on Non-Employee Director Compensation. The 2025 Plan contains an annual limit on equity-based compensation that may be paid or granted to our non-employee directors of $300,000.
●	Clawback Provision: Awards under the 2025 Plan are subject to Matson’s Policy Regarding Recoupment of Certain Compensation, which authorizes the recoupment of any bonus or

Matson, Inc. | 2025 Proxy Statement

other cash or equity compensation paid on the basis of financial results that are subsequently restated from any executive officer within the meaning of Section 303A.14 of the NYSE Listed Company Manual.

Key Data

The following table includes information regarding all of Matson’s outstanding equity awards and shares available for future awards under Matson’s equity plans and equity award agreements as of February 21, 2025 (and without giving effect to this Proposal 3):

Outstanding stock options	—
Outstanding restricted stock unit awards	200,965
Other outstanding equity awards (Performance Shares)	212,496
Total shares subject to outstanding awards as of February 21, 2025	413,461
Total shares available for future awards as of February 21, 2025 under the 2016 Plan	1,210,641
Proposed shares available for future awards under the 2025 Plan	1,400,000

Summary of the Matson, Inc. 2025 Incentive Compensation Plan

The following is a description of the material features of the 2025 Plan. The complete text of the 2025 Plan is attached hereto as Exhibit A to this proxy statement. The following discussion is qualified in all respects by reference to Exhibit A.

Purpose. The purpose of the 2025 Plan is to promote the interests of Matson by providing eligible persons in its service with the opportunity to participate in one or more equity incentive compensation programs designed to motivate, attract and retain the services of persons who contribute to the success of the Company.

Structure. The 2025 Plan consists of three separate incentive compensation programs: (i) the discretionary option grant program, (ii) the stock issuance program and (iii) the automatic grant program for the non-employee members of the Board. The principal features of each program are described below.

Eligibility. Officers and employees, as well as consultants and other service providers, in Matson’s employ or service or in the employ or service of Matson’s parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant and stock issuance programs. The non-employee members of the Board will also be eligible to participate in those two programs, as well as the automatic grant program. As of February 21, 2025, approximately 430 persons (including 15 executive officers) were eligible to participate in the discretionary grant and stock issuance programs and six non-employee Board members were eligible to participate in those programs and the automatic grant program.

Securities Subject to the 2025 Plan. Subject to shareholder approval, 1,400,000 shares of the Company’s common stock will be reserved for issuance over the term of the 2025 Plan. In addition, should any stock issuances currently outstanding under the 2016 Plan be subsequently forfeited, reacquired or repurchased prior to vesting, the number of shares of common stock subject to those forfeited, reacquired or repurchased shares, will be added to the share reserve available for issuance under the 2025 Plan. Shares of common stock that are subject to outstanding awards made under the 2025 Plan that subsequently expire, terminate or are cancelled for any reason prior to the issuance of such shares of common stock will be available for reissuance under the 2025 Plan. In addition, any unvested shares issued under the 2025 Plan that are subsequently forfeited or that Matson repurchases at a price not greater than the original issue price paid per share, pursuant to Matson’s repurchase rights under the 2025 Plan will be added back to the number of shares reserved for issuance under the 2025 Plan and will

Matson, Inc. | 2025 Proxy Statement

accordingly be available for subsequent awards. Each share of common stock issued pursuant to an award under the 2025 Plan will reduce the number of shares of common stock reserved for issuance under the 2025 Plan by one. Each share of common stock issued pursuant to an award under the 2016 Plan after February 21, 2025 will reduce the number of shares of common stock reserved for issuance under the 2025 Plan by one.

There are no net counting provisions in effect under the 2025 Plan. Should the exercise price of an option be paid with shares otherwise issuable under the option, then the share reserve will be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised option. Upon the exercise of any stock appreciation right, the share reserve will be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Company upon such exercise. If shares otherwise issuable under the 2025 Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of an award or the issuance of shares thereunder, then the share reserve will be reduced on the basis of the gross number of shares issued, vested or exercised under such award, calculated in each instance prior to any such share withholding.

The share reserve is subject to adjustments that reflect stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capital structure and certain transactions as provided in the 2025 Plan.

Shares of common stock issued under the 2025 Plan may be authorized but unissued shares of common stock or previously issued common stock acquired by the Company, including shares repurchased by the Company on the open market.

Individual Limits. The maximum number of shares of common stock that may be issued pursuant to incentive stock options granted under the 2025 Plan will not exceed 1,400,000. For awards denominated in terms of shares of the Company’s common stock at the time of grant (whether payable in the Company’s common stock, cash or a combination of both), no participant in the 2025 Plan may receive awards for more than 1,000,000 shares of the Company’s common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. For awards denominated in terms of cash dollars at the time of grant (whether payable in cash, shares of the Company’s common stock, or both), no participant in the 2025 Plan may receive awards with an aggregate dollar value in excess of $5,000,000 in any one calendar year.

Administration. The Board has designated the Compensation Committee (either acting directly or through a subcommittee of two or more members) as possessing the authority to administer the discretionary grant and stock issuance programs. All awards to non-employee directors (other than under the automatic grant program described below) will be made by the Compensation Committee (or a subcommittee thereof) comprised solely of independent directors, and any awards for members of the Compensation Committee (other than under the automatic grant program) must be authorized by a disinterested majority of the independent directors. The Compensation Committee may delegate its power, authority and duties set forth in the 2025 Plan to one or more officers or employees of the Company, or a committee of such officers or employees, to the extent permitted by law.

The term “plan administrator,” as used in this summary, will mean the Company’s Compensation Committee (or subcommittee) to the extent each such entity is acting within the scope of its administrative authority under the 2025 Plan.

Matson, Inc. | 2025 Proxy Statement

Equity Incentive Programs

Discretionary Option Grant Program. Under the discretionary option grant program, eligible persons may be granted options to purchase shares of the Company’s common stock or stock appreciation rights tied to the value of the Company’s common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the Code.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100% of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share or such other repurchase pricing formula as determined by the plan administrator, if the optionee ceases service prior to vesting in those shares. In addition, one or more awards may be structured so that those awards will vest and become exercisable only after the achievement of pre-established corporate performance objectives.

Notwithstanding the foregoing, the following limitations apply with respect to the vesting schedules established for awards made under the discretionary grant program: (i) for any award which is to vest in the basis of service, the minimum vesting period is one year, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will have a duration of at least one year. However, these minimum vesting requirements do not apply to grants approved by the plan administrator in an amount not to exceed 5% of the shares authorized for issuance under the 2025 Plan.

Except as otherwise provided in an award agreement, upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

The 2025 Plan allows the issuance of two types of stock appreciation rights under the discretionary grant program:

●	Tandem stock appreciation rights granted in conjunction with stock options provide the holders with the right to surrender the related option grant for an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of the vested shares of the Company’s common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.
●	Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of the Company’s common stock and receive in exchange an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of

Matson, Inc. | 2025 Proxy Statement

the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of the Company’s common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may be paid in (i) cash, (ii) shares of the Company’s common stock or (iii) a combination of cash and shares of the Company’s common stock, as determined by the plan administrator. Upon cessation of service with the Company, the holder of a stock appreciation right will have a limited period of time in which to exercise such right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding.

Stock Issuance Program. Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of the Company’s common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with the Company. Performance shares may also be issued under the program in accordance with the following parameters:

●	The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

●	At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

●	The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Section 409A of the Code (“Section 409A”).

●	Performance shares may be paid in cash or shares of common stock.

●	Performance shares may also be structured so that the shares are convertible into shares of the Company’s common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting

Matson, Inc. | 2025 Proxy Statement

schedule (if any) to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

Notwithstanding the foregoing, the following limitations will apply with respect to the vesting schedules established for awards made under the stock issuance program to individuals other than the non-employee Board members: (i) for any award which is to vest on the basis of service, the minimum vesting period is one year, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will have a duration of at least one year. However, awards made under the 2025 Plan to non-employee Board members will be subject to a minimum vesting period of one year, with no greater than monthly pro-rated vesting over that period. Additionally, the minimum vesting requirement does not apply to grants approved by the plan administrator in an amount not to exceed 5% of the shares authorized for issuance under the 2025 Plan, or in the event of death, permanent disability, retirement or involuntary termination.

Dividend equivalent rights may be issued in tandem with certain other awards made under the 2025 Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of the Company’s common stock) which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution made per issued and outstanding share of the Company’s common stock or may be deferred to a later date. Payment may be made in cash or shares of the Company’s common stock, as determined by the plan administrator. In no event, however, will any dividend equivalent rights made with respect to an award subject to performance-vesting requirements vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of the Company’s common stock).

Automatic Grant Program. Under the automatic grant program, each individual will, at the time he or she first becomes a non-employee Board member, automatically receive a restricted stock unit award covering that number of shares of the Company’s common stock determined by dividing the applicable dollar amount by the fair market value per share of the Company’s common stock on such date, provided such individual has not been in the Company’s employ during the immediately preceding twelve months. In addition, on the date of each annual shareholders meeting, beginning with the 2026 Annual Meeting, each individual serving as a non-employee Board member at that time will automatically be granted a restricted stock unit award covering that number of shares of the Company’s common stock determined by dividing an applicable dollar amount by the fair market value per share of the Company’s common stock on such date, provided such individual has served as a non-employee Board member for at least six months.

The applicable dollar amounts subject to each such initial or annual restricted stock unit award will be determined by the Compensation Committee of the Company’s Board of Directors (or a subcommittee thereof), but will not exceed $300,000. Accordingly, the size of the initial restricted stock

Matson, Inc. | 2025 Proxy Statement

unit grant may vary as to each new non-employee Board member, and the size of the annual restricted stock unit grants may vary from year to year.

Each initial and annual restricted stock unit grant will vest in full on the earlier of (i) the first anniversary of the non-employee Board member’s completion of continuous Board service measured from the date of grant of the award, or (ii) the first annual general meeting of Matson’s shareholders held after the date of grant of the award. However, the shares will immediately vest in full upon the non-employee Board member’s death or disability while a Board member, retirement at or after the age of seventy-five or the occurrence of certain changes in ownership or control. The shares of common stock underlying each initial or annual restricted stock unit award which vests in accordance with the foregoing vesting provisions will be issued as they vest. However, future awards may be structured so as to allow the non-employee Board members to defer, in accordance with the applicable requirements of Section 409A and the regulations thereunder, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier change in control.

Should any dividend or other distribution payable other than in shares of the Company’s common stock be declared and paid on the Company’s common stock while an initial or annual restricted stock unit award is outstanding, then a special book account shall be established for the non-employee director holding the award and credited with a phantom dividend equivalent to the actual dividend or distribution which would have been paid on the shares subject to the restricted stock unit award had they been issued and outstanding and entitled to that dividend or distribution. The amount attributable to phantom dividend equivalents will vest and be distributed to the non-employee director (in cash or such other form as the plan administrator may deem appropriate in its sole discretion) concurrently with the vesting and issuance of the shares to which those phantom dividend equivalents relate.

General Provisions

Repricing/Cash-Out Prohibition. The plan administrator may not implement any of the following repricing/cash-out programs without obtaining shareholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of the Company’s common stock for consideration payable in cash, equity securities or in the form of any other award under the Plan, except in connection with a change in control transaction, or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Vesting Acceleration. In the event the Company should experience a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant and stock issuance programs (only paragraph (iv) applies to the incentive bonus program):

(i)

Each outstanding award will automatically accelerate in full upon a change in control if that award is (a) not assumed or otherwise continued in effect by the successor corporation (or the securities subject to such award following the assumption are not actively traded on an established securities exchange) or (b) replaced with a substantially equivalent award which preserves the value of the award equal to the fair market value of the underlying shares of common stock, provides for the vesting and payment of such award as substituted in accordance with the same vesting and payout schedules, and provides for substantially the same degree of liquidity or marketability as the award being substituted.

Matson, Inc. | 2025 Proxy Statement

(ii)

To the extent any outstanding award is subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in control transaction, the performance vesting condition will terminate, and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminous with the portion of the performance period (and any subsequent service-vesting component that was part of the original award) remaining at the time of the change in control.

(iii)

The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual’s service with the Company or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

(iv)

The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

(v)

A change in control will be deemed to occur for purposes of the 2025 Plan in the event (a) the Company is acquired by merger or asset sale that results in the acquirer obtaining control of the Company’s voting securities or assets, (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons acquires, directly or indirectly, beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) or more of the total combined voting power of the Company’s outstanding securities or (c) a change in a majority of the membership of the Board over a period of less than twelve (12) months that is not approved by the current membership of the Board or their approved successors.

Changes in Capitalization. In the event any change is made to the outstanding shares of the Company’s common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without the Company’s receipt of consideration or should the value of the Company’s outstanding shares of common stock be reduced by reason of a spin-off transaction or extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization or similar corporate transaction, equitable adjustments will be made to: (i) the maximum number and/or class of securities or other property issuable under the 2025 Plan; (ii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options granted under the 2025 Plan; (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the 2025 Plan per calendar year; (iv) the number and/or class of securities or other property and the exercise price per share in effect for outstanding awards under the discretionary grant program; (v) the number and/or class of securities or other property subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share; (vi) the number and/or class of securities or other property subject to each outstanding award under the automatic grant program; (vii) the number and/or class of securities or other property for which awards may subsequently be made to new and continuing non-employee Board members under the automatic grant program; and (viii) the number and/or class of securities or other property subject to the Company’s outstanding reacquisition or repurchase rights under the 2025 Plan and the reacquisition or repurchase price payable per share (if any). Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits or potential benefits intended to be made under the 2025 Plan or the outstanding awards thereunder.

Matson, Inc. | 2025 Proxy Statement

Valuation. The fair market value per share of the Company’s common stock on any relevant date under the 2025 Plan will be deemed to be equal to the closing selling price per share on that date on the New York Stock Exchange.

Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of the Company’s common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2025 Plan so that those options will be transferable during optionee’s lifetime by a gratuitous transfer to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse pursuant to a domestic relations order. Stand-alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2025 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or performance share award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or performance shares, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend-equivalent units relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the performance conditions are attained and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

Tax Election. The plan administrator may provide one or more holders of awards under the 2025 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards, or the plan administrator may instead structure one or more awards so that they automatically provide for such share withholding by the Company Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of the Company’s common stock in payment of such withholding tax liability.

Deferral Programs. One of more of the following deferral programs may be implemented under the 2025 Plan:

(i)	The plan administrator may, structure one or more awards under the stock issuance program so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.
(ii)

The plan administrator may implement a non-employee Board member retainer fee deferral program that allows the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for that year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until a permissible date or event under Section 409A.

Matson, Inc. | 2025 Proxy Statement

(iii)

To the extent the Company maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of the Company’s common stock, the plan administrator may authorize the share reserve under the 2025 Plan to serve as the source of any shares of common stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the 2025 Plan will be reduced on a share-for-one share basis for each share of common stock issued under the 2025 Plan in settlement of the deferred compensation owed under those separate arrangements.

Amendment and Termination. The Board may amend or modify the 2025 Plan at any time; provided, however, that shareholder approval will be required for any amendment which would (i) increase the number of shares of common stock authorized for issuance under the 2025 Plan (other than in connection with certain changes to the Company’s capital structure as explained above), (ii) except as provided above, permit options, stock appreciation rights or other equity-based awards encompassing rights to purchase the Company’s common stock to be repriced, replaced, or regranted through cancellation or exchange or by lowering the exercise price of a previously granted option or stock appreciation right, or the purchase price of any other previously granted equity-based award, (iii) materially expand the class of individuals eligible to participate in the 2025 Plan, (iv) expand the types of awards which may be made under the 2025 Plan, (v) extend the term of the 2025 Plan, or (vi) effect any other change or modification for which shareholder approval is required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which the Company’s common stock is at the time primarily traded. Unless sooner terminated by the Company’s Board of Directors, the 2025 Plan will terminate on the earliest of (i) the tenth anniversary of the adoption and approval by the Company’s shareholders, (ii) the date on which all shares of common stock available for issuance under the 2025 Plan have been issued as fully-vested shares, or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

U.S. Tax Consequences

The following is a brief description of the anticipated federal income tax treatment that generally will apply to awards granted under the 2025 Plan, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of awards will depend on the specific circumstances of the grantee. No information is provided herein with respect to estate, inheritance, gift, state, or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an award or the disposition of any acquired shares under those laws. Grantees are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards, and the disposition of any acquired shares.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition

Matson, Inc. | 2025 Proxy Statement

is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards. The recipient of unvested shares of common stock issued under the 2025 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary

Matson, Inc. | 2025 Proxy Statement

income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Performance Units. No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Performance Shares. No taxable income is recognized upon receipt of performance shares. The holder will recognize ordinary income in the year in which the performance shares are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance shares, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance shares at the time those performance shares are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes any individual who serves as chief executive officer, chief financial officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year. It is expected that compensation deductions for any covered employee with respect to awards under the 2025 Plan will be subject to the $1 million annual deduction limitation. The plan administrator may grant awards under the 2025 Plan or otherwise that are or may become non-deductible when it believes doing so is in the best interests of the Company and our shareholders.

New Plan Benefits

Our executive officers and directors have an interest in approval of the 2025 Plan because it relates to the issuance of equity awards for which executive officers and directors may be eligible. The benefits that will be awarded or paid under the 2025 Plan to executive officers cannot currently be determined. Awards granted under the 2025 Plan to executive officers are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards under the 2025 Plan or who might receive them.

Matson, Inc. | 2025 Proxy Statement

Registration with the SEC

Subject to shareholder approval of this proposal, the Company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2025 Plan in the second quarter of 2025.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP (“Deloitte”), Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements. In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee is responsible, with management, for setting the “tone at the top” and emphasizes the importance of an environment that supports integrity in the financial reporting process. Among other things, the Audit Committee will consider and discuss with management and the Company’s independent auditors significant risks that may directly or indirectly affect financial reporting, including regulatory and legal requirements, market/competitive trends, financing and liquidity needs, business continuity, the Company’s reputation, fraud control, and management overrides. The Audit Committee is also responsible for overseeing implementation of new accounting standards; overseeing and participating in the resolution of internal control issues, where identified; communicating with the Company’s independent auditor on matters related to the conduct of the audit and on critical audit matters expected to be described in the auditor’s report; and reviewing and understanding non-GAAP measures and related company policies and disclosure controls.

The Audit Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte to Matson is compatible with maintaining its independence from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chair of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s

Matson, Inc. | 2025 Proxy Statement

Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee also has appointed Deloitte as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Mr. Fukunaga, Mr. Tilden and Ms. Wall.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the external auditor. The Audit Committee has appointed Deloitte as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment.

Deloitte has served Matson since at least 1976. Each year, the Audit Committee reviews the qualifications, independence and performance of the Company’s independent auditors, and considers whether to retain Deloitte and whether such service continues to be in the best interests of Matson and our shareholders. When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and senior leadership when appropriate, solicited feedback from Matson’s senior and financial management, and considered, among other things:

●	The quality and scope of the audit;
●	The independence of the firm, including policies and processes for maintaining its independence;
●	The performance of the lead engagement partner and the quality of the engagement team;
●	The quality and candor of the firm’s communications with the Audit Committee and management;
●	The capability and expertise of the team;
●	The firm’s tenure as our independent auditor and its familiarity with our operations and business, accounting policies and practices, and internal control over financial reporting;
●	The appropriateness of the firm’s fees relative to both efficiency and audit quality;
●	External data relating to audit quality and performance, including PCAOB reports; and
●	Senior management’s assessment of the firm’s performance.

Based on this evaluation, the Audit Committee and the Board of Directors believe that Deloitte is independent and that it is in the best interests of Matson and our shareholders to retain Deloitte to serve as our independent auditors for 2025.

Although shareholder ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of good corporate governance. If shareholders do not ratify the appointment of Deloitte, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Even if ratified, the Audit Committee retains discretion to change the independent auditor if it deems doing so to be in the best interests of the Company and its shareholders.

Matson, Inc. | 2025 Proxy Statement

The Audit Committee is responsible for the overall audit fee negotiations with Deloitte and receives regular updates from Deloitte as to amounts billed to Matson. For the years ended December 31, 2024 and December 31, 2023, professional services were performed by Deloitte (including consolidated affiliates) as follows:

Fiscal Year	Audit Fees(1) ($)	Audit-Related Fees ($)	Tax Fees(2) ($)	All Other Fees ($)
2024	2,694,000	0	548,000	0
2023	2,617,000	0	456,000	0
(1)	Includes aggregate fees billed or expected to be billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, including Sarbanes-Oxley Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for audit services provided in connection with other regulatory or statutory filings.
(2)	Includes aggregate fees billed for tax compliance services and other tax-related consultations.

The Audit Committee pre-approved all such services.

Representatives of Deloitte are expected to participate at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2025.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2026

Proposals of shareholders submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy materials for Matson’s 2026 Annual Meeting of Shareholders must be received at the headquarters of Matson on or before the close of business (5:00 p.m. HST) on November 10, 2025 in order to be considered for inclusion in the proxy materials.

Matson’s Bylaws require that, with respect to Matson’s 2026 Annual Meeting of Shareholders, notice of shareholder proposals made outside of Rule 14a-8 under the Exchange Act and director nominations must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 25, 2025 and not earlier than November 25, 2025. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business (5:00 p.m. HST) on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. In addition to satisfying the deadlines in the Company’s Bylaws, a shareholder who intends to solicit proxies in support of nominees submitted under the Company’s advance notice Bylaws for the 2026 Annual Meeting of Shareholders must provide the

Matson, Inc. | 2025 Proxy Statement

notice required under Rule 14a-19 under the Exchange Act (the SEC’s universal proxy rule) to the Corporate Secretary not later than the close of business (5:00 p.m. HST) on February 23, 2026.

To be in proper written form, a shareholder’s notice must include information about each proposal or nominee (as applicable) and the shareholder making the proposal or nomination (as applicable) in accordance with the requirements of the Bylaws. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws.

Any such proposal or nomination should be directed to the attention of Rachel C. Lee, Corporate Secretary, at 555 12th Street, Oakland, California 94607. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the proxyholders named in the accompanying proxy will be allowed to use their discretionary voting authority to vote on any such proposal or nomination in accordance with their best judgment if and when the matter is raised at the meeting. The Company’s business hours are from 9:00 a.m. to 5:00 p.m. HST.

A Note Regarding Forward-Looking Statements, Websites and Hyperlinks

This document contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “anticipate,” “believe,” “expect,” “goal,” “may,” “plan,” “target,” and “will,” or similar statements or variations of such terms and other similar expressions. The forward-looking statements in this document include, for example, references to 2025 or future years as well as statements regarding sustainability and equity plan matters. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such statements. Forward-looking statements are also aspirational and not guarantees or promises that goals or targets will be met. For example, these statements reflect our current business plans, and our ability to achieve our goals and targets may be impacted by changes in demand for our services or, in some cases, we may determine to adjust our goals and targets or establish new ones to reflect changes in our business. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, past practice or otherwise. Shareholders should consider the risks and uncertainties described in the Risk Factors section of our 2024 Annual Report on Form 10-K and any subsequent updates in our quarterly reports on Form 10-Q or other subsequent filings.

Websites provided throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement and is not incorporated herein by reference. Matson assumes no liability for the content contained on the referenced third-party websites.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders as of the record date, February 21, 2025, are invited to attend the Annual Meeting. On April 24, 2025, check-in for the meeting will begin at 8:00 a.m. HST.

Matson, Inc. | 2025 Proxy Statement

What do I need to be admitted to the Annual Meeting?

For shareholders who plan to attend the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You must request an admission ticket for the Annual Meeting in advance. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you do not have a 16-digit control number, please follow the instructions from your broker, bank or nominee. If you do not request an admission ticket in advance, we will need to determine if you owned Matson common stock on the record date by:

●	Asking to review evidence of your share ownership as of February 21, 2025, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting; or
●	Verifying your name and share ownership against our list of registered shareholders.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the registered owner of the shares granting you the required authority to attend the meeting and vote such shares.

Shareholders who plan to attend the Annual Meeting must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 21, 2025, the record date for the Annual Meeting. At the close of business on the record date, there were 32,831,209 shares of Matson common stock issued and outstanding. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting and what are the Board’s voting recommendations?

There are four proposals scheduled to be considered and voted on at the Annual Meeting:

●	Election of seven director nominees;
●	Advisory vote to approve executive compensation;
●	Approval of the Matson, Inc. 2025 Incentive Compensation Plan; and
●	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

The Board recommends that you vote “FOR” each of the director nominees and “FOR” the other proposals.

Matson, Inc. | 2025 Proxy Statement

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy via the Internet, by telephone or by mail.

●	Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 23, 2025, by accessing www.proxyvote.com and following the instructions you will find on the website. You will need the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.
●	Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 23, 2025, by calling 1-800-690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. You will need the control number provided on your proxy card.
●	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee or custodian holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record”. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares. As the beneficial owner of shares, you have the right to direct your broker, bank, trustee or nominee or custodian how to vote your shares, and you will receive separate instructions from them describing how to vote your shares.

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts. If your shares are held in “street name”, you will receive your proxy card or other voting information from your broker, bank, trustee or other nominee or custodian, and you will return your proxy card or cards to them. You should complete and sign, or provide Internet or telephone voting instructions with respect to, each proxy card you receive.

Matson, Inc. | 2025 Proxy Statement

Can I vote my shares in person at the Annual Meeting?

Yes. If you decide to join us in person at the Annual Meeting and you are a “shareholder of record”, you may vote your shares in person at the Annual Meeting. If you hold your shares as a “street name” holder and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

●	Delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;
●	Delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
●	Submitting a proxy on a later date via the Internet or by telephone (only your last submitted proxy will be counted) before 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 23, 2025; or
●	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Rachel C. Lee

Corporate Secretary

Matson, Inc.

555 12th Street

Oakland, California 94607

(510) 628-4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held in the name of a broker, bank, trustee or other nominee or custodian, you must follow the instructions provided by them if you wish to revoke your proxy or change your vote.

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present or represented at the meeting. Abstentions and broker non-votes, if any, will be counted as shares that are present for purposes of determining quorum.

Matson, Inc. | 2025 Proxy Statement

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 – Election of directors: Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. A “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.

Proposal 2 – Advisory vote to approve executive compensation: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

Proposal 3 – Approval of the Matson, Inc. 2025 Incentive Compensation Plan: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

Proposal 4 – Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares, or elects not to vote those shares even though the broker or other nominee has discretionary voting power for the proposal. Whether a broker or other nominee has authority to vote its shares on uninstructed matters is subject to NYSE rules and a final determination by NYSE. Even with respect to items on which they have discretion, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to vote as soon as possible to ensure that your vote is counted.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes, if any, will generally have no effect on the voting results for any proposal, as they are not considered to be votes cast under Hawaii corporate law.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name (i.e., you are a shareholder of record and not a street name holder) and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the director nominees named in this Proxy Statement, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4, in accordance with the Board’s recommendations.

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company. Such inspector will participate in the Annual Meeting to process and count the votes cast by our shareholders, make a report of inspection and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers

Matson, Inc. | 2025 Proxy Statement

and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, videoconference, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Alliance Advisors, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting. We will pay Alliance Advisors a fee of approximately $11,500 and reimburse the firm for its reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with these forwarding services.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and expect to publish final results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

How can I request a copy of the Annual Report on Form 10-K?

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary, or by calling (510) 628-4000.

What is householding?

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders. This means that only one copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials to a shareholder at a shared address on request. Shareholders with a shared address may also request that we send separate annual reports and proxy statements or Notices of Internet Availability of Proxy Materials in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary or you may call (510) 628-4000. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628-4000 or Alliance Advisors toll free at (833) 207-5495.

Matson, Inc. | 2025 Proxy Statement

Exhibit A

MATSON, INC.

2025 INCENTIVE COMPENSATION PLAN

ARTICLE One

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This 2025 Incentive Compensation Plan is intended to promote the interests of Matson, Inc., a Hawaii corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more equity incentive compensation programs designed to motivate, attract and retain the services of persons who contribute to the success of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A.The Plan shall be divided into a series of separate incentive compensation programs:

−the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

−the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the completion of a designated service period and/or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary), and

−the Automatic Grant Program under which eligible non-employee Board members will automatically receive equity awards at designated intervals over their period of continued Board service.

B.The provisions of Articles One and Five shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A.The Board has designated the Compensation Committee (either acting directly or through a subcommittee of two or more members of the Compensation Committee) as possessing the authority to administer the Discretionary Option Grant and Stock Issuance Programs.  The Board may at any time adopt resolutions to reacquire the power to administer any or all of those programs with respect to some or all eligible persons.  However, all Awards to non-employee Board members (other than pursuant to the Automatic Grant Program) shall be made by the Compensation Committee (or subcommittee thereof) which shall at the time of any such Award be comprised solely of Independent Directors.  In addition, any Awards for members of the Compensation Committee (other than pursuant to the Automatic Grant Program) must be authorized by a disinterested majority of the Independent Directors.  For this purpose,

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the term “Officers” shall mean all officers of the Corporation at the level of Grade 40 and above, including all officers within the meaning of Rule 16a-1(f) promulgated under the 1934 Act. The Compensation Committee may delegate its power, authority and duties as identified herein to one or more officers or employees of the Corporation, or a committee of such officers or employees, whose authority is subject to the terms and limitations set forth by the Compensation Committee, in either case, to the fullest extent not prohibited by law; provided, however, that the Compensation Committee shall not delegate to any such officer or employee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee.

B.Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to (i) establish, amend, suspend, waive, cancel or terminate such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs; (ii) make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable; (iii) amend the Plan or the terms and conditions of any outstanding Award subject to the provisions of Section V.A of Article Five; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any outstanding Award in the manner and to the extent it shall deem necessary, desirable or convenient to administer the Plan; and (v) make any other determination and take any other action that it deems necessary, desirable or convenient for the administration of the Plan.  All decisions, determinations and interpretations of the Plan Administrator within the scope of its administrative functions under the Plan may be made at any time, and shall be final, conclusive and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance under its jurisdiction or any Award thereunder.

C.Service as a Plan Administrator by the members of the Compensation Committee shall constitute service as Board members, and the members who serve in such role shall accordingly be entitled to full indemnification and reimbursement as Board members for such service.  Service as a Plan Administrator by an officer of the Corporation shall constitute service as an officer and employee of the Corporation, and any such person shall accordingly by entitled to full indemnification and reimbursement as an officer and employee of the Corporation for such service.  No member of the Compensation Committee or other person providing service as a Plan Administrator shall be liable for any act or omission for which such person has been or is indemnified under applicable law, by agreement with the Corporation, or otherwise.

D.Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Awards made under that program, except that the Compensation Committee (or subcommittee thereof) shall have the express authority to establish from time to time the applicable dollar amount to be used to determine the specific number of shares of Common Stock for which the Initial Grants and Annual Grants are to be made to the non-employee Board members in accordance with the dollar value formula set forth in Article Five.

E.The decisions of the Plan Administrator under the Plan (including without limitation, determinations of the person to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

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IV.	ELIGIBILITY

A.The persons eligible to participate in the Plan are as follows:

1.Employees,

2.non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

3.Consultants who provide services to the Corporation (or any Parent or Subsidiary).

B.The Plan Administrator shall have full authority to determine the terms and conditions of each Award in accordance with the Plan, including but not limited to, (i) with respect to Awards made under the Discretionary Option Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the vesting schedule (if any) applicable to the Award, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option; and (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled.

C.The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Option Grant Program and to grant stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

D.The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date.  A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive a grant under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic grants under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

V.	STOCK SUBJECT TO THE PLAN

A.The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to 1,400,000 shares of Common Stock.

B.The Plan shall serve as the successor to the Predecessor Plan, and no further stock option grants or unvested share awards shall be made under the Predecessor Plan on or after the Plan Effective Date.  Furthermore, each share of Common Stock issued pursuant to a stock award granted under the Predecessor Plan after February 21, 2025 will reduce the number of shares of Common Stock reserved for issuance under the Plan by one (1) share of Common Stock.  However, all Awards outstanding under the Predecessor Plan on the Plan Effective Date shall continue in full force and effect in accordance with

Matson, Inc. | 2025 Proxy Statement

their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those awards with respect to their acquisition of shares of Common Stock thereunder.  To the extent any options outstanding under the Predecessor Plan on the Plan Effective Date expire or terminate unexercised or any unvested shares outstanding under the Predecessor Plan on the Plan Effective Date are forfeited, reacquired or repurchased by the Corporation at the original issue price, the number of shares of Common Stock subject to those expired or terminated options and the number of such forfeited, reacquired or repurchased shares shall be added to the share reserve under this Plan and shall accordingly be available for issuance hereunder.

C.The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under the Plan shall not exceed 1,400,000 shares of Common Stock.

D.Each person participating in the Plan shall be subject the following limitations:

−for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards (including, without limitation, stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares) may be made to such person in any calendar year shall not exceed one million (1,000,000) shares of Common Stock in the aggregate, and

−for Awards denominated in terms of cash dollars (whether payable in cash, Common Stock or a combination of both), the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed Five Million Dollars ($5,000,000.00), with such limitation to be measured at the time the Award is made and not at the time the Award becomes payable.

E.Each share of Common Stock issued pursuant to an Award shall reduce the number of shares of Common Stock reserved for issuance under the Plan by one (1) share.  Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire, terminate or are cancelled for any reason prior to the issuance of the shares of Common Stock subject to those Awards.  Unvested shares of Common Stock issued under the Plan and subsequently forfeited, reacquired or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share (if any), pursuant to the Corporation’s repurchase or reacquisition rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance.  Should the exercise price of an option under the Plan be paid with shares of Common Stock otherwise issuable under the option, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares of Common Stock for which that option is exercised, and not by the net number of shares of Common Stock issued under the exercised stock option.  Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced by the gross number of shares of Common Stock as to which such right is exercised, and not by the net number of shares of Common Stock actually issued by the Corporation upon such exercise.  If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of an Award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Plan shall be reduced on the basis of the gross number of shares of Common Stock issued, vested or exercised under such Award, calculated in each instance prior to any such share withholding.

F.Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change

Matson, Inc. | 2025 Proxy Statement

affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Common Stock be reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization or similar corporate transaction, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities or other property issuable under the Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (iv) the number and/or class of securities or other property and the exercise price per share in effect under each outstanding Award under the Discretionary Option Grant Program, (v) the number and/or class of securities or other property subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share; (vi) number and/or class of securities or other property subject to each outstanding Award under the Automatic Grant Program, (vii) the number and/or class of securities for which Awards may subsequently be made to new and continuing non-employee Board members under the Automatic Grant Program, and (viii) the number and/or class of securities or other property subject to the Corporation’s outstanding reacquisition or repurchase rights under the Plan and the reacquisition or repurchase price payable per share (if any).  The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding and conclusive.  Notwithstanding the foregoing, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision.  In the event of a Change in Control, however, the adjustments (if any) shall be made in accordance with the applicable provisions of the Plan governing Change in Control transactions.

G.Nothing contained in this Plan shall be construed to limit or impair the power of the Corporation (or any Parent or Subsidiary) to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets or purchase any other business or assets, or otherwise limit the authority of the Board and the officers of the Corporation, any Parent or any Subsidiary from administering the business as such person shall determine in its sole discretion. No Optionee, Participant, beneficiary or other person shall have any claim against the Corporation as a result of such action.

ARTICLE Two

DISCRETIONARY OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.Exercise Price.

1.The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award Date.

Matson, Inc. | 2025 Proxy Statement

2.The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i)cash, check or other cash equivalents, made payable to the Corporation,

(ii)shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held by the Optionee for such minimum period, if any, prescribed by the Plan Administrator valued at Fair Market Value on the Exercise Date,

(iii)shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date,

(iv)to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale; and

(v)any other means as the Plan Administrator may determine in accordance with applicable corporate law.

Except to the extent such sale and remittance procedure as described in clause (iv) above is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.Exercise and Term of Options.

1.Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the Award Date.

2.The Plan Administrator shall also have the discretionary authority to structure one or more Awards under the Discretionary Option Grant Program so that those Awards shall vest and become exercisable only after the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

3.Notwithstanding the foregoing, the following limitations shall apply with respect to the vesting schedules established for the Awards made under the Discretionary Option Grant Program, subject to the acceleration provisions in Paragraphs C.1 and C.2 below and Section IV of this Article Two:

Matson, Inc. | 2025 Proxy Statement

(i)for any such Award which is to vest on the basis of Service, the minimum vesting period shall be one (1) year, with the rate of vesting over such period to be determined by the Plan Administrator; and

(ii) for any such Award which is to vest on the basis of performance objectives, the performance period shall have a duration of at least one year.

(iii)The requirements set forth in Section I.B.3(i) and (ii) above need not apply to grants approved by the Plan Administrator in an amount not to exceed five percent (5%) of the total number of shares authorized for grant under the Plan as set forth in Section V.A. of Article One.

C.Effect of Termination of Service.

1.Except to the extent otherwise provided in an Award Agreement evidencing an Award, the following provisions shall govern the exercise of any options granted pursuant to the Discretionary Option Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i)Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term as set forth in Paragraph B.1 above or such shorter term set forth in the Optionee’s Award Agreement.

(ii)Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)Should the Optionee’s Service be terminated for Cause or should the Optionee otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv)During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options under the Discretionary Option Grant Program may be structured so that those options continue to vest in whole or part during the applicable post-Service exercise period.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall

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deem appropriate, but in no event beyond the expiration of the option term as set forth in Paragraph B.1 above;

(ii)include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws or the Corporation’s trading compliance policies, but in no event shall such an extension result in the continuation of such option beyond the expiration of the option term as set forth in Paragraph B.1 above, and/or

(iii)permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service during a period determined by the Plan Administrator.

D.Shareholder Rights.  The holder of an option shall have no shareholder rights with respect to the shares of Common Stock subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock.  Should the Optionee cease Service after having exercised the option for unvested shares of Common Stock while such shares are still unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase or such other repurchase pricing formula as may be determined by the Plan Administrator.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.Transferability of Options.  The transferability of options granted under the Plan shall be governed by the following provisions:

(i)Incentive Options.  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii)Non-Statutory Options.  Non-Statutory Options shall be subject to the same limitations on transfer as Incentive Options, except that the Plan Administrator may, in its sole discretion, decide to structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or such Family Members, to the extent such assignment is in connection with the Optionee’s estate or wealth transfer plan or pursuant to a domestic relations order.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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(iii)Beneficiary Designations.  Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options.  Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options.  Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.Eligibility.  Incentive Options may only be granted to Employees.

B.Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.  Any shares in excess of the amount set forth in this Section II.B shall be treated as a Non-Statutory Option.

C.10% Stockholder.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Award Date, and the option term shall not exceed five (5) years measured from the Award Date.

III.	STOCK APPRECIATION RIGHTS

A.Authority.  The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program.

B.Types.  Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-Alone Rights”).  The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award Date.

C.Tandem Rights.  The following terms and conditions shall govern the grant and exercise of Tandem Rights.

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1.One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares of Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.Any distribution to which the Optionee becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

D.Stand-Alone Rights.  The following terms and conditions shall govern the grant and exercise of Stand-Alone Rights:

1.One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted a Stand-Alone Right not tied to any underlying option under this Discretionary Option Grant Program.  The Stand-Alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish.  In no event, however, may the Stand-Alone Right have a maximum term in excess of ten (10) years measured from the Award Date.  The provisions and limitations of Paragraphs B.2 and B.3 of Section I of this Article Two shall also be applicable to any Stand-Alone Right awarded under the Plan.

2.Upon exercise of the Stand-Alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate exercise price in effect for those shares.

3.The number of shares of Common Stock underlying each Stand-Alone Right and the exercise price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-Alone Right is granted in accordance with the Plan.

4.Stand-Alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-Alone Right as marital property.  In addition, one or more beneficiaries may be designated for an outstanding Stand-Alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

5.The distribution with respect to an exercised Stand-Alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

6.The holder of a Stand-Alone Right shall have no shareholder rights with respect to the shares of Common Stock subject to the Stand-Alone Right unless and until such

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person shall have exercised the Stand-Alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-Alone Right.

E.Post-Service Exercise.  The provisions governing the exercise of Tandem and Stand-Alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C.1 of this Article Two for the options granted under the Discretionary Option Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-Alone Appreciation Rights, subject to Section I.B.3 of this Article Two.

IV.	CHANGE IN CONTROL

A.In the event of an actual Change in Control transaction, each outstanding Award under the Discretionary Option Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock.  However, an outstanding Award under the Discretionary Option Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction; provided, however, that the securities subject to such Award following such assumption or continuation are actively traded on an established securities exchange or (ii) such Award is to be replaced with a substitute equivalent award of the successor corporation which (a) preserves the spread (i.e., the amount, if any, by which the Fair Market Value of the Common Stock subject to the Award exceeds the aggregate exercise price of the Award)  existing at the time of the Change in Control, (b) provides for vesting and payout of such Award as substituted in accordance with the same exercise/vesting and payout schedule in effect for that Award, which may include, to the extent not in violation of any law applicable to the Award, the same consideration paid to holders of the Common Stock under the terms of the Change in Control transaction, and (c) provides for, in all material respects, the same degree of liquidity or marketability as the Award possessed immediately prior to the Change in Control once vested.  Notwithstanding the foregoing, any Award outstanding under the Discretionary Option Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than or equal to the per share exercise price in effect for such Award.

B.All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the effective date of an actual Change in Control transaction, except to the extent those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, in each case under the same terms as set forth in Section IV.A(i) or (ii) of Article Two above.

C.Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, in each case under the same terms as set forth in Section IV.A(i) or (ii) of Article Two above.

D.Each Award which is assumed or substituted in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control,

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to apply to the number and class of securities (or to the extent provided in Section IV.A(ii) of Article Two above, other form of consideration) into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.  Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price per share in effect under each outstanding Award, provided the aggregate exercise price in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities by which the share reserve under the Plan may increase by reason of the expiration or termination of unexercised options or the forfeiture, reacquisition or repurchase of shares under the Plan, (iv) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (v) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (vi) the number and/or class of securities or other property and the exercise price in effect under each outstanding Award under the Discretionary Option Grant Program, (vii) the number and/or class of securities or other property subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable, (viii) the number and/or class of securities or other property subject to each outstanding Award under the Automatic Grant Program, (ix) the number and/or class of securities for which Awards may subsequently be made to new and continuing non-employee Board members under the Automatic Grant Program and (x) the number and/or class of securities or other property subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable.  To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption, substitution or continuation of the outstanding Awards under the Discretionary Option Grant Program, substitute, for the securities underlying those Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established securities exchange or market.

E.The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Option Grant Program so that those Awards shall, immediately prior to the effective date of an actual Change in Control transaction, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect.  In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate immediately prior to the effective date of an actual Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Option Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period before, upon or following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate.  In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred

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Thousand Dollar ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

V.	PROHIBITION ON REPRICING PROGRAMS

The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, except in connection with a Change in Control transaction as provided in Section IV.A of Article Two above, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without, in each such instance, obtaining shareholder approval.

ARTICLE Three

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.  Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards.

A.Issue Price.

1.The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award Date.

2.Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)cash or check made payable to the Corporation;

(ii)past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii)any other valid consideration under the State in which the Corporation is at the time incorporated.

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B.Vesting Provisions.

1.Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.  Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.  Notwithstanding the foregoing, the following limitations shall apply with respect to the vesting schedules established for the Awards made under the Stock Issuance Program, subject to the acceleration provisions in Paragraphs B.6 and B.7 below and Section II of this Article Three:

(i)for any such Award which is to vest on the basis of Service, the minimum vesting period shall be one (1) year, with the rate of vesting over such period to be determined by the Plan Administrator; and

(ii)for any such Award which is to vest on the basis of performance objectives, the performance period shall have a duration of at least one (1) year.

(iii)The foregoing minimum vesting requirements shall not be applicable under the following circumstances:  (1) to Awards comprising no more than five percent (5%) of the total number of shares of Common Stock authorized for grant under the Plan as set forth in Section V.A. of Article One; (2) to any Awards made under the Stock Issuance Program to an individual who is at the time of such Award serving solely in the capacity of a non-employee Board member; provided, however, that any Award made under the Stock Issuance Program to such non-employee Board member must have a minimum vesting period of at least one year, with not greater than monthly pro-rated vesting over that period; or (3) in the event of the death, Permanent Disability, Retirement or Involuntary Termination of the Participant.

2.The Plan Administrator shall also have the discretionary authority to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

3.Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting and payout requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.  Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested

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securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

4.The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested, unless otherwise provided in the applicable Stock Issuance Agreement.  Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on such shares subject to performance vesting conditions shall be held in escrow by the Corporation and shall not vest or actually be paid to the Award holder prior to the time those shares vest.  The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a performance share or restricted stock unit Award until that Award vests and the shares of Common Stock are actually issued thereunder.  However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding performance share or restricted stock unit Awards, subject to such terms and conditions as the Plan Administrator may deem appropriate; provided, however, that no such dividend-equivalent units relating to Awards subject to performance vesting conditions shall vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

5.Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be automatically surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares.

6.The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares, but only to the extent such waiver is effected in connection with (i) the Participant’s cessation of Service by reason of death, Permanent Disability, Retirement or Involuntary Termination or (ii) the consummation of a Change in Control transaction.  Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.

7.Outstanding performance shares or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied.  The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of performance shares or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied, but only in connection with (i) the Participant’s cessation of Service by reason of death, Permanent Disability, Retirement or Involuntary Termination or (ii) the consummation of a Change in Control transaction.

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8.The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

(i)At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

(ii)The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Section 409A.

(iii)Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion.

(iv)Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

II.	CHANGE IN CONTROL

A.Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; provided, however, that the securities subject to such Award following the assumption or continuation are actively traded on an established securities exchange, or (ii) replaced with a substitute equivalent award of the successor corporation which (a) preserves the value of the Award equal to the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control, (b) provides for vesting and payment of such Award as substituted in accordance with the same vesting and payout schedules in effect for those shares at the time of such Change in Control, which may include, to the extent not in violation of any law applicable to the Award, the same consideration paid to holders of the Common Stock under the terms of the Change in Control transaction, and (c) provides for substantially the same degree of liquidity or marketability as the Award possessed immediately prior to the Change in Control once vested.  Except as otherwise expressly provided in the Stock Issuance Agreement, to the extent any such Award is at the time subject to performance-vesting requirements tied to the attainment of one or more specified performance goals and the Plan Administrator does not at the time provide otherwise, those performance-vesting requirements shall upon the assumption, continuation or replacement of that Award be cancelled, and such Award shall thereupon be converted into a Service-vesting Award, based on an assumed attainment of the applicable performance goals at target level, that will vest in one or more increments over the Service-vesting period in effect for that Award immediately prior to the effective date of the Change in Control, and if there is no explicit Service-vesting period, over the performance period in effect for that Award immediately prior to the effective date of the Change in Control.  However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction, and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement.

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B.Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities or other property into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided, the aggregate amount of such consideration shall remain the same.  To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

C.The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period before, upon or following the effective date of that Change in Control transaction.

ARTICLE Four

AUTOMATIC GRANT PROGRAM

I.	AWARD TERMS

A.Automatic Grants.  The Awards to be made pursuant to the Automatic Grant Program shall be as follows:

1.Each individual who is first elected or appointed as a non-employee Board member at any time at or after the date of the 2025 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, an Award in the form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the Applicable Dollar Amount by the Fair Market Value per share on such date; provided, that individual has not been in the employ of the Corporation or any Parent or Subsidiary during the preceding twelve (12) months (the “Initial Grant”).  The Applicable Dollar Amount shall be determined by the Plan Administrator at the time of each such grant, but in no event shall such amount exceed Three Hundred Thousand Dollars ($300,000.00) per non-employee Board member.

2.On the date of each annual shareholders meeting, beginning with the annual shareholders meeting held during calendar year 2026, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted an Award in the form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the Applicable Annual Amount by the Fair Market Value per share on such date (the “Annual Grant”), provided that such individual has served as a non-employee Board member for a period of at least six (6) months.  There shall be no limit on the number of such Annual Grants any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been

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in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such Annual Grants over their period of continued Board service.  The Applicable Annual Amount shall be determined by the Plan Administrator on or before the date of the annual shareholders meeting at which those Annual Grants are to be made, but in no event shall exceed Three Hundred Thousand Dollars ($300,000.00).

3.Each restricted unit awarded under this Article Four shall entitle the non-employee Board member to one share of Common Stock on the applicable issuance date following the vesting of that unit.

B.Vesting of Awards and Issuance of Shares.  Each Initial Grant and Annual Grant made under this Article Four shall vest in full on the earlier of (I) the first anniversary of the non-employee Board member’s completion of continuous Board service measured from the Award Date or (II) the first annual general meeting of the Corporation’s shareholders held after the Award Date; provided, however, that should such non-employee Board member cease Board service by reason of (i) death or Permanent Disability or (ii) retirement at or after age seventy five (75), then each Initial Grant and Annual Grant made to such individual under this Article Four and outstanding at the time of such cessation of Board service shall immediately vest in full to the extent not previously vested.  The shares of Common Stock underlying each Initial Grant or Annual Grant which vests in accordance with the foregoing vesting provisions shall be issued as they vest; provided, however, that the Plan Administrator may allow one or more non-employee Board members to defer, in accordance with the applicable requirements of Section 409A, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier Change in Control.

C.Dividend Equivalent Rights.  Each restricted stock unit shall include a dividend equivalent right pursuant to which a book account shall be established for the non-employee Board member and credited from time to time with each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock) which is made per issued and outstanding share of Common Stock during the period the share of Common Stock underlying that restricted stock unit remains unissued.  The amount credited to the book account with respect to such restricted stock unit shall be paid to the non-employee Board member concurrently with the issuance of the share of Common Stock underlying that unit, subject to the Corporation’s collection of any applicable withholding taxes, if any.

II.	CHANGE IN CONTROL

Should the non-employee Board member continue in Board service until the effective date of an actual Change in Control transaction, then the shares of Common Stock subject to each outstanding Initial Grant and Annual Grants made to such Board member shall, immediately prior to the effective date of that Change in Control transaction, vest in full and shall be issued to him or her as soon as administratively practicable thereafter, but in no event more than fifteen (15) business days after such effective date, except to the extent such issuance is subject to a deferred distribution date under Section 409A, or shall otherwise be converted into the right to receive the same consideration per share of Common Stock payable to the other shareholders in the Change in Control and distributed at the same time as such shareholder payments, subject to any applicable deferred distribution date under Section 409A.

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ARTICLE Five

MISCELLANEOUS

I.	DEFERRED COMPENSATION

A.The Plan Administrator may, in its sole discretion, structure one or more Awards under the Stock Issuance Program so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes.  Any such deferral opportunity shall comply with all applicable requirements of Section 409A.

B.The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan that allows the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for that year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units to a permissible date or event under Section 409A.  If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Section 409A.

C.To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements.  In such event, the share reserve under the Plan shall be reduced on a share-for-one-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

D.To the extent there is any ambiguity as to whether any provision of any Award made under the Plan that is deemed to constitute a deferred compensation arrangement under Section 409A would otherwise contravene one or more requirements or limitations of such Section 409A, such provision shall be interpreted and applied in a manner that complies with the applicable requirements of Section 409A .

II.	TAX WITHHOLDING

A.The Corporation’s obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment or other tax withholding requirements.

B.The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

1.Stock Withholding.  The Corporation may be provided with the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award or the issuance of shares of Common Stock thereunder, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes based on a rate no greater than the maximum statutory tax rate in the applicable jurisdictions.  The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

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2.Stock Delivery.  The Award holder may be provided with the right to deliver to the Corporation, at the time of the issuance, exercise, vesting or settlement of such Award or the issuance of shares of Common Stock thereunder, one or more shares of Common Stock previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual.  The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.	SHARE ESCROW/LEGENDS

Unvested shares of Common Stock may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.	EFFECTIVE DATE AND TERM OF THE PLAN

A.The Plan shall become effective on the Plan Effective Date. For purposes of Section 422 of the Code, the Plan Effective Date shall be considered to be the date that the Plan is adopted by the Board.

B.The Plan shall serve as the successor to the Predecessor Plan, and no further grants of Awards (which for purposes of this Section IV.B shall have the same meaning as in the Predecessor Plan) or issuances of shares of Common Stock shall be made under the Predecessor Plan. The implementation of the Plan shall not affect the Awards that were outstanding under the Predecessor Plan at the time the Plan was approved by the shareholders at the 2025 Annual Meeting, and those Awards shall continue in full force and effect in accordance with their terms.  The Plan shall terminate upon the earliest to occur of (i) the 10 year anniversary of the 2025 Annual Meeting, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control.  Should the Plan terminate on the 10 year anniversary of the 2025 Annual Meeting, then all Awards outstanding at that time shall continue to have full force and effect in accordance with the provisions of the documents evidencing those Awards.

V.	AMENDMENT OF THE PLAN AND AWARDS

A.The Board or the Compensation Committee shall have complete and exclusive power and authority to amend, alter, suspend, modify or terminate the Plan in any or all respects; provided, however, that shareholder approval shall be required for any amendment to the Plan which (i) increases the number of shares of Common Stock authorized for issuance under the Plan (other than pursuant to Section V.F of Article One); (ii) except as provided in Section V.F of Article One, permits options, stock appreciation rights or other equity-based Awards encompassing rights to purchase Common Stock to be repriced, replaced, or regranted through cancellation or exchange, or by lowering the exercise price of a previously granted option or stock appreciation right, or the purchase price of any other previously granted equity-based Award; (iii) expands the class of individuals eligible to participate in the Plan; (iv) expands the types of awards which may be made under the Plan; (v) extends the term of the Plan; or (vi) to the extent such shareholder approval may otherwise be required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded.  However, no such amendment or modification shall materially adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents in writing to such amendment or modification.

Matson, Inc. | 2025 Proxy Statement

B.Each Plan Administrator may, within the scope of its administrative functions under the Plan, amend any Award previously granted under the Plan by such Plan Administrator (and the Compensation Committee may amend any Award previously granted under the Plan) without the prior written consent of the Optionee or Participant to whom the Award was made if such amendment does not materially adversely affect the rights and obligations of the Optionee or Participant under the Award.  Each Plan Administrator may, within the scope of its administrative functions under the Plan, amend any Award previously granted by such Plan Administrator (and the Compensation Committee may amend any Award previously granted under the Plan) with the written consent of the Optionee or Participant.

C.The Compensation Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be required by law applicable to the Corporation.  The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

D.Except as otherwise provided in Section IV.B of this Article Five, Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan; provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase.

VI.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.	REGULATORY APPROVALS

A.The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VIII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

Matson, Inc. | 2025 Proxy Statement

IX.	NO TRUST OR FUND CREATED

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund or any kind or a fiduciary relationship with the Corporation and an Optionee or Participant or any other person.  Any assets set aside with respect to an Award shall be subject to the claims of the Corporation’s general creditors, and no person other than the Corporation shall, by virtue of an Award, have any interest in any specific assets.  In its sole discretion, the Board or the Compensation Committee may authorize the creation of trusts or other arrangements to meet the Corporation’s obligations to deliver shares of Common Stock or to make payments with respect to Awards hereunder.

X.	FRACTIONAL SHARES

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Plan Administrator shall determine in its sole discretion whether cash, or other securities shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

XI.	CORPORATE ACTION CONSTITUTING GRANT OF AWARDS.

Corporate action constituting a grant by the Corporation of an Award to any Participant will be deemed completed as of the date that all necessary corporate action has occurred and become effective, and all terms of the Award (including, in the case of stock options, the exercise price thereof) are fixed, unless otherwise determined by the Plan Administrator, regardless of when the documentation evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

XII.	COMPLIANCE WITH CODE SECTION 409A

Unless otherwise expressly provided for in an Award Agreement, or other agreement between the Optionee or Participant and the Corporation, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, to the extent that Section 409A is applicable to an Award, and, to the extent not so exempt, in compliance with Section 409A. If the Plan Administrator determines that any Award granted hereunder is subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if an Optionee or Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A and the Optionee or Participant is otherwise subject to Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Optionee’s or Participant’s “separation from service” or, if earlier, the date of the Optionee’s or Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

Matson, Inc. | 2025 Proxy Statement

XIII.	NO TAX REPRESENTATIONS

The Corporation makes no representations as to tax consequences of any compensation or benefits provided hereunder (including, without limitation, under Section 409A, if applicable).  An Optionee or Participant is solely responsible for any and all income, excise or other taxes imposed on the Optionee or Participant with respect to any and all compensation or other benefits provided to the Optionee or Participant pursuant to an Award under the Plan. The Corporation will have no duty or obligation to any Optionee or Participant to advise such holder as to the time or manner of exercising an Award.  Furthermore, the Corporation will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Corporation has no duty or obligation to, and does not undertake to, provide tax advice or to minimize the tax consequences of an Award to the holder of such Award.  The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

XIV.	CLAWBACK

All Awards granted under the Plan will be subject to recoupment in accordance with the Matson, Inc. Policy Regarding Recoupment of Certain Compensation (as amended and restated October 26, 2023, and as amended from time to time), and any other clawback policy that the Corporation is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Corporation’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Plan Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Plan Administrator determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Corporation (or a Parent or Subsidiary).

XV.	ELECTRONIC DELIVERY

Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Corporation’s intranet (or other shared electronic medium controlled by the Corporation to which the Optionee or Participant has access).

XVI.	CHANGE IN TIME COMMITMENT.

In the event a Participant’s regular level of time commitment in the performance of his or her services for the Corporation (or any Parent or Subsidiary) is reduced (for example, and without limitation, if the Participant is an Employee of the Corporation and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence), or the Participant’s role or primary responsibilities are changed to a level that, in the Plan Administrator’s determination does not justify the Participant’s unvested Awards, and such reduction or change occurs after the date of grant of any Award to the Participant, the Plan Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.  Any such action taken pursuant to this Section XVI shall not be subject to the restrictions set forth in Section V.B of this Article Five.

Matson, Inc. | 2025 Proxy Statement

XVII.	CHOICE OF LAW

The laws of the State of Hawaii will govern all questions concerning the construction, validity and interpretation of this Plan and Award Agreements, without regard to that state’s conflict of laws rules provided, however, that Federal Arbitration Act (9 U.S.C. §1 et seq.) shall govern Section XVIII of this Article Five.

XVIII.ARBITRATION

Any dispute, controversy or claim arising out of or relating to this Plan or with respect to an Award granted hereunder, including, without limitation, any dispute regarding the validity or termination of this Plan or an Award granted hereunder, or the performance or breach hereof or of the terms of any Award Agreement, shall be settled exclusively by arbitration, conducted before a single arbitrator who is an attorney or retired judge with expertise and experience in the field of employment law.  The arbitration shall be held under the auspices of JAMS in accordance with JAMS then-current JAMS Comprehensive Arbitration Rules and Procedures.  The arbitration shall take place in or near the city in which Participant is employed by the Corporation or was last employed by the Corporation.  The arbitrator shall make a written award and shall prepare a written opinion containing the findings and conclusions on which the award was based.  The decision of the arbitrator will be final and binding upon the parties hereto.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction.  The parties acknowledge and agree that in connection with any such arbitration and regardless of outcome, (i) each party shall pay all of its own costs and expenses, including, without limitation, its own legal fees and expenses, and (ii) the arbitration costs shall be borne entirely by the Corporation.  The arbitration shall be confidential and no details concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the non-disclosing party, unless required by law or court order, as necessary to prosecute or defend the arbitration, or in connection with enforcement of any decision in such arbitration.  This agreement to arbitrate is mutually entered into between the parties. The Corporation and Participant further agree that any claim submitted to arbitration must be brought in the party’s individual capacity, and not as a plaintiff or class member in any purported class, representative or consolidated proceeding.

Matson, Inc. | 2025 Proxy Statement

APPENDIX

The following definitions shall be in effect under the Plan:

A.1934 Act shall mean the Securities Exchange Act of 1934, as amended.

B.2025 Annual Meeting shall mean the annual general meeting of the Corporation’s shareholders held on April 24, 2025.

C.Automatic Grant Program shall mean the automatic grant program in effect for non-employee Board members under Article Four of the Plan.

D.Award shall mean any of the following awards authorized for issuance or grant under the Plan, including stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

E.Award Agreement shall mean the written agreement(s) between the Corporation and the Optionee or Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

F.Award Date shall mean the date on which an Award is granted by the Plan Administrator, which shall generally be the date on which the Plan Administrator takes action to grant the Award or a later date specified by the Plan Administrator when taking such action.

G.Board shall mean the Corporation’s Board of Directors.

H.Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

−Cause shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

−In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual’s termination of Service shall be deemed to be for Cause if such termination occurs by reason of his or her commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed for purpose of the Plan to constitute grounds for termination for Cause.

I.Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

Matson, Inc. | 2025 Proxy Statement

−Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)a merger, consolidation or other reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction or series of related transactions,

(ii)a sale, transfer or other disposition of all or substantially all of the Corporation’s assets or business,

(iii)the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders, or

(iv)a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Notwithstanding the foregoing definition, for purposes of an Award that provides for a deferral of compensation under Section 409A, to the extent the impact of a Change in Control on such Award would subject a Participant to additional taxes under Section 409A, a Change in Control described in subsection (i), (ii), (iii) or (iv) above with respect to such Award will mean both a Change in Control and a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of the Section 409A as applied to the Corporation.

J.Code shall mean the Internal Revenue Code of 1986, as amended.

K.Common Stock shall mean the Corporation’s common stock.

L.Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more Independent Directors.

Matson, Inc. | 2025 Proxy Statement

M.Consultant shall mean a natural person who provides bona fide services to the Corporation, other than as an Employee or director, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction and do not promote or maintain a market for the Corporation’s securities.

N.Corporation shall mean Matson, Inc., a Hawaii corporation, and any subsequent corporate successor to all or substantially all of the assets or voting stock of Matson, Inc. which has by appropriate action assumed the Plan.

O.Discretionary Option Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

P.Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Q.Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

R.Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Plan Administrator in good faith and in a manner that complies with Sections 409A and 422 of the Code.

S.Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

T.Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

−Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

−In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual’s voluntary resignation following the occurrence of any of the following events effected without such individual’s consent: (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary and target bonus under any corporate-performance based bonus or incentive programs) by more than ten percent (10%); (C) a relocation of such individual’s place of employment by more than fifty (50) miles; (D) the failure by the Corporation

Matson, Inc. | 2025 Proxy Statement

to continue in effect any stock option or other equity-based plan in which such individual is participating, or in which such individual is entitled to participate, immediately prior to a Change in Control of the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan; or (E) the failure by the Corporation to continue such individual’s participation therein (or in such substitute or alternative plan) on a substantially equivalent basis, both in terms of the amount or timing of payment of benefits provided and the level of such individual’s participation relative to other participants, as existed immediately prior to the Change in Control of the Corporation.  For Good Reason to apply, the individual must give notice of the existence of one of the Good Reason conditions within 90 days after the condition first occurs, and the Corporation must have at least 30 days to cure the condition.

U.Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

V.Independent Director shall mean any director who: (a) satisfies all criteria to be a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC; and (b) satisfies all criteria for independence of a compensation committee member established by the SEC and the New York Stock Exchange.

W.Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than for Cause, or

(ii)such individual’s voluntary resignation for Good Reason.

X.Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Y.Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Grant Program.

Z.Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AA.Participant shall mean any person who is issued shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or Automatic Grant Program.  The term “Participant” may also include an Optionee, as the context may require or as the Plan Administrator may determine.

BB.Performance Goals shall mean any performance objective or metric selected by the Plan Administrator.  Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned.  Performance Goals for financial performance criteria may be determined on either a GAAP or non-GAAP basis.  Unless specified otherwise by the Plan Administrator (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established or unless taken into consideration in the projections, business plans,

Matson, Inc. | 2025 Proxy Statement

operating budgets or other materials used by the Plan Administrator in establishing the Performance Goals, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of acquisitions, dispositions or joint ventures; (6) to assume that any business divested by the Corporation achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (7) to exclude the effect of any change in the outstanding shares of common stock of the Corporation by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (8) to exclude the effects of stock based compensation and the award of bonuses under the Corporation’s bonus plans; (9) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (10) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.  In addition, the Plan Administrator retains the authority (i) to exercise its discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals with respect to performance-based Awards, and (ii) to establish the manner of calculating achievement of the Performance Goals selected to be used for any performance period.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

CC.Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.  However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

DD.Plan shall mean the Matson, Inc. 2025 Incentive Compensation Plan, as amended from time to time.

EE.Plan Administrator shall mean the particular person, whether the Compensation Committee (or subcommittee thereof), the Board or otherwise, which is authorized to administer the Discretionary Option Grant, Automatic Grant and/or Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

FF.Plan Effective Date shall mean April 25, 2025, which is the first day following the date on which the Plan was approved by the Matson, Inc. shareholders at the 2025 Annual Meeting.

GG.Predecessor Plan shall mean the Matson, Inc. 2016 Incentive Compensation Plan, as amended and restated.

HH.Retirement shall mean (i) the Participant’s termination of Service on or after attainment of age sixty-five (65) or (ii) the Participant’s early retirement, with the prior approval of the Corporation (or Parent or Subsidiary employing Participant), on or after attainment of age fifty-five (55) and completion of at least five (5) years of Service.

Matson, Inc. | 2025 Proxy Statement

II.Section 409A shall mean Section 409A of the Code as in effect from time to time, including the guidance and Treasury regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

JJ.Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of a board of directors (including the Board), or a Consultant, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.  For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.  Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Plan Administrator; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract.  Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

KK.Stock Exchange shall mean the New York Stock Exchange, the Nasdaq Global Select Market or any other established stock exchange on which the Common Stock may be actively traded.

LL.Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

MM.Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

NN.Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The term Subsidiary shall also include any wholly-owned limited liability company within the applicable chain of subsidiaries that is a disregarded entity for U.S. federal income tax purposes.

OO.10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

PP.Withholding Taxes shall mean the applicable federal and state income and employment or any other withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award or the issuance of shares of Common Stock thereunder.

Matson, Inc. | 2025 Proxy Statement

Exhibit B

This Proxy Statement includes non-GAAP measures. While Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

EBITDA Reconciliation

		Years Ended December 31,
					Change
(In millions)		2024	2023	2022	2024-2023
Net Income		$476.4	$297.1	$1,063.9	$179.3
Subtract:	Interest income	(48.3)	(36.0)	(8.2)	(12.3)
Add:	Interest expense	7.5	12.2	18.0	(4.7)
Add:	Income taxes	123.0	75.9	288.4	47.1
Add:	Depreciation and amortization	153.1	142.2	139.2	10.9
Add:	Dry-dock amortization	27.2	25.3	24.9	1.9
EBITDA(1)		$738.9	$516.7	$1,526.2	$222.2
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

Matson, Inc. | 2025 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V62225-Z89124-P22828 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 23, 2025 for shares held directly and by 11:59 p.m. Eastern Time on April 21, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SHAREHOLDER MEETING REGISTRATION To register to attend the meeting, go to "Register for Meeting" at www.proxyvote.com. Please refer to the proxy statement for additional information regarding admission procedures. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 23, 2025 for shares held directly and by 11:59 p.m. Eastern Time on April 21, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. MATSON, INC. Nominees: 3. Approval of the Matson, Inc. 2025 Incentive Compensation Plan. 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025. 2. Advisory vote to approve executive compensation. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof. 1. Election of Directors Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following: 01) Meredith J. Ching 02) Matthew J. Cox 03) Mark H. Fukunaga 04) Stanley M. Kuriyama 05) Constance H. Lau 06) Bradley D. Tilden 07) Jenai S. Wall SCAN TO VIEW MATERIALS & VOTEw

V62226-Z89124-P22828 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. MATSON, INC. Annual Meeting of Shareholders April 24, 2025 8:30 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Matthew J. Cox and Peter T. Heilmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, HST on April 24, 2025, at 1411 Sand Island Parkway, Honolulu, Hawaii and any adjournment or postponement thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side